                                                                    EXHIBIT 10.1

================================================================================


                                 EXHIBIT 10.1



                                 $450,000,000

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                     AMONG

                            TEXAS INDUSTRIES, INC.

                               CERTAIN LENDERS,

                               CERTAIN CO-AGENTS

                                      AND

                              NATIONSBANK, N.A.,
                           AS ADMINISTRATIVE LENDER



                                March 10, 1999



================================================================================

            NATIONSBANC MONTGOMERY SECURITIES LLC, AS LEAD ARRANGER

                               TABLE OF CONTENTS
                               -----------------

                                                                                               Page
                                                                                               ----

                                            ARTICLE 1

                                           Definitions
                                           -----------
Section 1.1    Defined Terms...............................................................     1
               -------------
Section 1.2    Amendments and Renewals.....................................................     19
               -----------------------
Section 1.3    Construction................................................................     19
               ------------

                                            ARTICLE 2

                                             Advances
                                             --------

Section 2.1     The Advances...............................................................     19
                ------------
Section 2.2     Manner of Borrowing and Disbursement.......................................     20
                ------------------------------------
Section 2.3     Interest...................................................................     24
                --------
Section 2.4     Fees.......................................................................     25
                ----
Section 2.5     Prepayment.................................................................     26
                ----------
Section 2.6     Reduction of Commitment....................................................     27
                -----------------------
Section 2.7     Non-Receipt of Funds by the Administrative Lender..........................     28
                -------------------------------------------------
Section 2.8     Payment of Principal of Advances...........................................     28
                --------------------------------
Section 2.9     Reimbursement..............................................................     29
                -------------
Section 2.10    Manner of Payment..........................................................     29
                -----------------
Section 2.11    LIBOR Lending Offices......................................................     30
                ---------------------
Section 2.12    Sharing of Payments........................................................     30
                -------------------
Section 2.13    Calculation of LIBOR Rate..................................................     31
                -------------------------
Section 2.14    Booking Loans..............................................................     31
                -------------
Section 2.15    Taxes......................................................................     31
                -----
Section 2.16    Letters of Credit..........................................................     34
                -----------------

                                            ARTICLE 3

                                       Conditions Precedent
                                       --------------------

Section 3.1     Conditions Precedent to the Initial Advance and the Letters of Credit......     40
                ---------------------------------------------------------------------
Section 3.2     Conditions Precedent to All Advances and Letters of Credit.................     41
                ----------------------------------------------------------

                                             ARTICLE 4

                                  Representations and Warranties
                                  ------------------------------
Section 4.1     Representations and Warranties.............................................     43
                ------------------------------
Section 4.2     Survival of Representations and Warranties, etc............................     49
                -----------------------------------------------

                                             ARTICLE 5

                                         General Covenants
                                         -----------------

Section 5.1     Preservation of Existence and Similar Matters..............................     50
                ---------------------------------------------
Section 5.2     Business; Compliance with Applicable Law...................................     50
                ----------------------------------------
Section 5.3     Maintenance of Properties..................................................     50
                -------------------------
Section 5.4     Accounting Methods and Financial Records...................................     50
                ----------------------------------------
Section 5.5     Insurance..................................................................     50
                ---------
Section 5.6     Payment of Taxes and Claims................................................     51
                ---------------------------
Section 5.7     Visits and Inspections.....................................................     51
                ----------------------
Section 5.8     Payment of Indebtedness....................................................     51
                -----------------------
Section 5.9     Use of Proceeds............................................................     51
                ---------------
Section 5.10    Indemnity..................................................................     51
                ---------
Section 5.11    Year 2000 Compliance.......................................................     53
                --------------------

                                            ARTICLE 6

                                      Information Covenants
                                      ---------------------

Section 6.1    Quarterly Financial Statements and Information..............................     53
               ----------------------------------------------
Section 6.2    Annual Financial Statements and Information; Certificate of No Default......     54
               ----------------------------------------------------------------------
Section 6.3    Compliance Certificates.....................................................     54
               -----------------------
Section 6.4    Copies of Other Reports and Notices.........................................     55
               -----------------------------------
Section 6.5    Notice of Litigation, Default and Other Matters.............................     56
               -----------------------------------------------
Section 6.6    ERISA Reporting Requirements................................................     56
               ----------------------------

                                             ARTICLE 7

                                        Negative Covenants
                                        ------------------

Section 7.1    Indebtedness................................................................     58
               ------------
Section 7.2    Liens.......................................................................     59
               -----
Section 7.3    Investments.................................................................     59
               -----------
Section 7.4    Liquidation, Merger, New Subsidiaries.......................................     60
               -------------------------------------
Section 7.5    Guaranties..................................................................     60
               ----------

Section 7.6    Treasury Stock Purchases, Venture Investments and Other Investments.........     60
               -------------------------------------------------------------------
Section 7.7    Affiliate Transactions......................................................     61
               ----------------------
Section 7.8    Compliance with ERISA.......................................................     61
               ---------------------
Section 7.9    Leverage Ratio..............................................................     61
               --------------
Section 7.10   Fixed Charge Coverage Ratio.................................................     61
               ---------------------------
Section 7.11   Capitalization Ratio........................................................     62
               --------------------
Section 7.12   Sale and Leaseback..........................................................     62
               ------------------
Section 7.13   Sale or Discount of Receivables.............................................     62
               -------------------------------
Section 7.14   Subordinated Debt...........................................................     62
               -----------------
Section 7.15   Acquisitions................................................................     62
               ------------

                                             ARTICLE 8

                                              Default
                                              -------

Section 8.1    Events of Default...........................................................     63
               -----------------
Section 8.2    Remedies....................................................................     66
               --------

                                            ARTICLE 9

                                     Changes in Circumstances
                                     ------------------------

Section 9.1    LIBOR Basis Determination Inadequate........................................     67
               ------------------------------------
Section 9.2    Illegality..................................................................     67
               ----------
Section 9.3    Increased Costs.............................................................     68
               ---------------
Section 9.4    Base Rate Advances Rather than LIBOR Advances...............................     69
               ---------------------------------------------
Section 9.5    Capital Adequacy............................................................     69
               ----------------

                                            ARTICLE 10

                                     Agreement Among Lenders
                                     -----------------------

Section 10.1   Agreement Among Lenders.....................................................     70
               -----------------------
Section 10.2   Lender Credit Decision......................................................     72
               ----------------------
Section 10.3   Benefits of Article.........................................................     72
               -------------------

                                            ARTICLE 11

                                           Miscellaneous
                                           -------------

Section 11.1   Notices.....................................................................     73
               -------
Section 11.2   Expenses....................................................................     74
               --------
Section 11.3   Waivers.....................................................................     74
               -------

Section 11.4   Determination by the Lenders Conclusive and Binding.........................     74
               ---------------------------------------------------
Section 11.5   Set-Off.....................................................................     75
               -------
Section 11.6   Assignment..................................................................     75
               ----------
Section 11.7   Counterparts................................................................     77
               ------------
Section 11.8   Severability................................................................     77
               ------------
Section 11.9   Interest and Charges........................................................     77
               --------------------
Section 11.10  Headings....................................................................     78
               --------
Section 11.11  Amendment and Waiver........................................................     78
               --------------------
Section 11.12  Exception to Covenants......................................................     78
               ----------------------
Section 11.13  No Liability of Issuing Bank................................................     78
               ----------------------------
Section 11.14  Confidentiality.............................................................     79
               ---------------
Section 11.15  No Duties of Co-Agents......................................................     79
               ----------------------
Section 11.16  GOVERNING LAW...............................................................     79
               -------------
Section 11.17  WAIVER OF JURY TRIAL........................................................     80
               --------------------
Section 11.18  ENTIRE AGREEMENT............................................................     80
               ----------------

                            Schedules and Exhibits
                            ----------------------


Schedule 1:  LIBOR Lending Offices
Schedule 2:  Existing Liens
Schedule 3:  Existing Litigation
Schedule 4:  Subsidiaries
Schedule 5:  Existing Investments
Schedule 6:  Existing Indebtedness
Schedule 7:  Money Market Funds
Schedule 8:  Existing Letters of Credit



Exhibit A:  Promissory Note
Exhibit B:  Bid Rate Note
Exhibit C:  Subsidiary Guaranty
Exhibit D:  Compliance Certificate
Exhibit E:  Assignment Agreement
Exhibit F:  Bid Rate Advance Request
Exhibit G:  Invitation to Bid
Exhibit H:  Confirmation of Bid
Exhibit I:  Notice of Acceptance of Bid

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------


     THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 10, 1999, among TEXAS INDUSTRIES, INC., a Delaware corporation ("Borrower"), the Lenders from time to time party hereto (the "Lenders"), the Co-Agents from time to time party hereto (the "Co-Agents"), and NATIONSBANK, N.A., a national banking association, as Administrative Lender for the Lenders (the "Administrative Lender").

                                  BACKGROUND
                                  ----------

     The Borrower, certain of the Lenders and the Administrative Lender are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 18, 1997 (said Second Amended and Restated Credit Agreement, as amended, the "Existing Credit Agreement"). The Borrower has requested that the Lenders amend and restate the Existing Credit Agreement by making a revolving credit facility available to the Borrower in the maximum principal amount of $450,000,000. The Lenders have agreed to do so, subject to the terms and conditions set forth below.

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is amended and restated in its entirety as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Defined Terms.  For purposes of this Agreement:
                  -------------

     "Absolute Bid Rate" means an absolute fixed rate of interest per annum.
      -----------------

     "Absolute Bid Rate Advances" means a Bid Rate Advance that bears interest
      --------------------------
at an Absolute Bid Rate.

     "Account" has the meaning assigned to such term in the UCC and also means
      -------
receivables from the sale of royalty income from the CemStar process.

     "Acquisition" means any transaction pursuant to which the Borrower or any
      -----------
of its Subsidiaries, (a) whether by means of a capital contribution or purchase or other acquisition of stock or other securities or other equity participation or interest, (i) acquires more than 50% of the equity interest in any Person pursuant to a solicitation by the Borrower or such Subsidiary of tenders of equity securities of such Person, or through one or more negotiated block, market, private or other transactions, or a combination of any of the foregoing, or (ii) makes any entity a Subsidiary of the Borrower or such Subsidiary, or causes any entity, other than a Subsidiary of the Borrower or such Subsidiary, to be merged into the Borrower or such Subsidiary (or agrees to be merged into any other entity other than a wholly-owned Subsidiary (excluding directors' qualifying shares) of the Borrower or such Subsidiary), or (b) purchases all or substantially all of the business or assets of any Person or of any operating division of any Person.

     "Adjusted EBITDA" means, for the four fiscal quarters immediately preceding
      ---------------
any date of determination, calculated for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) EBITDA (excluding, to the extent included, equity in earnings of any Venture), plus (b) Distributions received from any Venture. For purposes of determining Adjusted EBITDA, there shall be (i) excluded the EBITDA attributable to any asset disposed of during the four fiscal quarters immediately preceding the date of determination for the twelve-month period preceding the date of determination and (ii) included the EBITDA attributable to any asset acquired during the four fiscal quarters immediately preceding the date of determination for the twelve-month period preceding the date of determination.

     "Adjusted LIBOR Rate" means, for any LIBOR Advance for any Interest Period
      -------------------
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by the Administrative Lender to be equal to the quotient obtained by dividing (a) the LIBOR Rate for such LIBOR Advance for such Interest Period by (b) 1 minus the Reserve Requirement for such LIBOR Advance for such Interest Period.

     "Administrative Lender" means NationsBank, N.A., a national banking
      ---------------------
association, as administrative agent for the Lenders, or such successor administrative agent appointed pursuant to Section 10.1(b) hereof.

     "Administrative Lender Fee Letter" has the meaning set forth in Section
      --------------------------------
2.4(b) hereof.

     "Advance" means a Revolving Credit Advance or a Bid Rate Advance.
      -------

     "Affiliate" means any Person that directly or indirectly through one or
      ---------
more Subsidiaries Controls, or is Controlled By or Under Common Control with, the Borrower.

     "Agreement" means this Third Amended and Restated Credit Agreement, as
      ---------
further amended, modified, supplemented and restated from time to time.

     "Agreement Date" means the date of this Agreement.
      --------------

     "Applicable Environmental Laws" means applicable laws pertaining to health
      -----------------------------
or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and

Reauthorization Act of 1986 (as amended from time to time, "CERCLA"), the
                                                            ------
Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, "RCRA"), the Texas Water Code, and the Texas Solid Waste Disposal Act.
 ----

     "Applicable Law" means (a) in respect of any Person, all provisions of
      --------------
constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC
(S)(S) 85 and 86, as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Article 5069-1H, Title 79, Revised Civil Statutes of Texas, 1925, as amended, and if said Article 5069-1H is not applicable, Article 5069-1D, Title 79, Revised Civil Statutes of Texas, 1925, as amended, and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 346 of the Texas Finance Code, as amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Documents.

     "Applicable Margin" means the following per annum percentages, applicable
      -----------------
in the following situations:

                                                                           Base Rate        LIBOR
                              Applicability                                  Margin         Margin
                              -------------                                  ------         ------
     (i)    Category 1 - The Leverage Ratio is equal to or                    0.00%         1.500%
            ----------
                 greater than  3.0 to 1

     (ii)   Category 2 - The Leverage Ratio is less than 3.0 to               0.00%         1.250%
            ----------
                 1 but  is equal to or greater than 2.0 to 1

     (iii)  Category 3 - The Leverage Ratio is less than 2.0 to 1 but         0.00%         1.000%
            ----------
                 is equal to or greater than 1.0 to 1

     (iv)   Category 4 - The Leverage Ratio is less than 1.0 to 1             0.00%         0.750%
            ----------

The Applicable Margin payable by the Borrower on the Revolving Credit Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio; provided, that each
                                                             --------
adjustment in the Applicable Margin shall be effective as of the first day of the
month immediately following the month in which the Administrative Lender receives the financial statements required pursuant to Section 6.1 or 6.2 hereof, as appropriate. If financial statements of the Borrower (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Lender by the date required pursuant to Section
6.1 or 6.2 hereof, as appropriate, the Applicable Margin shall be determined pursuant to Category 1 above until such time as such financial statements and
            ----------
Compliance Certificate are received. The Applicable Margin shall initially be determined pursuant to Category 2 above until such time as a calculation of the
                       ----------
Leverage Ratio which would result in an adjustment of the Applicable Margin is received.

     "Assignment Agreement" has the meaning ascribed thereto in Section 11.6
      --------------------
hereof.

     "Authorized Signatory" means such senior personnel of the Borrower as may
      --------------------
be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower, and to request Advances hereunder.

     "Bank Affiliate" means the holding company of any Lender, or any wholly-
      --------------
owned direct or indirect subsidiary of such holding company or of such Lender.

     "Base Rate Advance" means any Revolving Credit Advance bearing interest at
      -----------------
the Base Rate Basis.

     "Base Rate Basis" means, for any day, a per annum interest rate equal to
      ---------------
the lesser of (a) the Highest Lawful Rate on such day, or (b) the higher of (i) the sum of (A) 0.50% plus (B) the Federal Funds Rate plus (C) the Applicable Margin, or (ii) the sum of (A) the Prime Rate on such day plus (B) the Applicable Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as the case may be, to account for such change.

     "Bid Rate Advance" means an Advance the interest rate on which is
      ----------------
determined by agreement between the Borrower and the Lender making such Advance pursuant to Section 2.1(c) hereof.

     "Bid Rate Advance Request" means any certificate signed by an Authorized
      ------------------------
Signatory requesting Bid Rate Advances hereunder, substantially in the form of Exhibit F hereto.
---------

     "Bid Rate Note" means each promissory note of the Borrower evidencing Bid
      -------------
Rate Advances, substantially in the form of Exhibit B hereto, together with any
                                            ---------
extension, renewal or amendment thereof or substitution therefor.

     "Borrower" means Texas Industries, Inc., a Delaware corporation.
      --------

     "Business Day" means a day on which commercial banks are open (a) for the
      ------------
transaction of business in Dallas, Texas and, (b) with respect to any LIBOR Advance, for the transaction of international business (including dealings in Dollar deposits) in London, England.

     "Capitalization Ratio" means, for any date of determination, the ratio of
      --------------------
(a) Total Debt (which for purposes of this definition only shall exclude obligations in respect of letters of credit) to (b) the sum of Total Debt plus Net Worth, in each case for the four fiscal quarters immediately preceding the date of determination.

     "Capitalized Lease Obligations" means that portion of any obligation of the
      -----------------------------
Borrower or any Subsidiary as lessee under a lease which at the time would be required to be capitalized on a balance sheet prepared in accordance with GAAP.

     "Change of Control" means (a) any merger or consolidation of the Borrower
      -----------------
with or into any person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Borrower, on a consolidated basis, in one transaction or a series of related transactions,
(b) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act, whether or not applicable) is or becomes the "beneficial owner", directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of capital stock of the Borrower then outstanding normally entitled to vote in elections of directors, or (c) during any period of 24 consecutive months after the Agreement Date, individuals who at the beginning of such 24-month period constituted the board of directors of the Borrower (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Borrower then in office.

     "Chaparral" means Chaparral Steel Company, a Delaware corporation, and a
      ---------
wholly-owned Subsidiary of the Borrower.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Commitment" means $450,000,000, as reduced from time to time pursuant to
      ----------
Section 2.6 hereof.

     "Compliance Certificate" means a certificate, signed by an Authorized
      ----------------------
Signatory, in substantially the form of Exhibit D hereto, appropriately
                                        ---------
completed.

     "Confirmation of Bid" means any certificate signed by an Authorized
      -------------------
Signatory confirming the terms of its Bid Rate Advance, substantially in the form of Exhibit H hereto.
        ---------

     "Control" or "Controlled By" or "Under Common Control" means possession,
      -------      -------------      --------------------
directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 5% or more (in number of votes) of the securities (or in the case of a Person that is not a corporation, 5% or more of the equity interest) having ordinary voting power shall be conclusively presumed to control such Person.

     "Controlled Group" means as of the applicable date, as to any Person, all
      ----------------
members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under
Section 414(b), (c), (m) or (o) of the Code; provided, however, that the Subsidiaries of the Borrower shall be deemed to be members of the Borrower's Controlled Group.

     "Convertible Subordinated Debentures" means the 5.5% Convertible
      -----------------------------------
Subordinated Debentures of the Borrower, in an aggregate principal amount of $200,000,000, due 2028.

     "Convertible Trust Preferred Securities" means the 5.5% Convertible Trust
      --------------------------------------
Preferred Securities, in an aggregate amount of $200,000,000 evidencing preferred undivided beneficial interests in the assets of TXI Capital Trust I.

     "Debt Conversion Event" means the earliest to occur of (a) any default or
      ---------------------
event of default (however defined or designated) in any instrument or agreement governing, evidencing or creating the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures, (b) any non-payment, postponement or deferral of distributions, dividends or interest on the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures, whether or not expressly permitted, (c) any mandatory redemption of the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures or (d) any Special Event (or other event howsoever designated) the effect of which would result in the dissolution or termination of TXI Capital Trust I or would cause the holders of the Convertible Trust Preferred Securities to become holders of the Convertible Subordinated Debentures.

     "Debtor Relief Laws" means any applicable liquidation, conservatorship,
      ------------------
bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

     "Default" means an Event of Default and/or any of the events specified in
      -------
Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

     "Default Rate" means a simple per annum interest rate equal to the lesser
      ------------
of (a) the Highest Lawful Rate, or (b) the sum of the Base Rate plus two percent.

     "Depreciation" means depreciation and depletion expense as determined in
      ------------
accordance with GAAP.

     "Determining Lenders" means, on any date of determination, any combination
      -------------------
of the Lenders having more than 50% of the aggregate amount of the Revolving Credit Advances then outstanding; provided, however, that if there are no Revolving Credit Advances outstanding hereunder, "Determining Lenders" shall mean any combination of Lenders whose Specified Percentages aggregate more than 50%.

     "Distributions" means, as to any Venture, any payment on, or the making of
      -------------
any distribution to any holder of, any equity interest of such Venture.

     "Dividend" means, as to any Person, any declaration or payment of any
      --------
dividend (other than a stock dividend) on, or the making of any distribution, loan, advance or investment to or in any holder of, (a) any shares of capital stock (or other equity or beneficial interest) of such Person (other than salaries and bonuses paid in the ordinary course of business) or (b) the Convertible Trust Preferred Securities.

     "Dollar" or "$" means the lawful currency of the United States of America.
      ------      -

     "EBITDA" means, for any period, determined in accordance with GAAP on a
      ------
consolidated basis for the Borrower and its Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense (including interest expense pursuant to Capitalized Lease Obligations and interest expense associated with any Securitization), Depreciation and amortization.

     "Eligible Assignee" means (a) a Lender, (b) an Affiliate of a Lender, and
      -----------------
(c) any other Person approved by both the Administrative Lender and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.6(d) hereof, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower or the Administrative Lender and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Lender from the Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that
                                                  --------  -------
neither the Borrower nor any of its Affiliates shall qualify as an Eligible Assignee.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any regulation promulgated thereunder.

     "ERISA Event" means, with respect to the Borrower or any member of its
      -----------
Controlled Group, (a) a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under regulations issued under Section 4043 of ERISA), (b) the withdrawal of any such Person or any member of its Controlled Group from a Plan subject to Title IV of ERISA during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) the failure to make required contributions which could result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

     "Event of Default" means any of the events specified in Section 8.1,
      ----------------
provided that any requirement for notice or lapse of time has been satisfied.

     "Existing Letters of Credit" means those letters of credit listed on
      --------------------------
Schedule 8 hereto and issued pursuant to the Existing Credit Agreement.
----------

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Lender on such day on such transactions as determined by the Administrative Lender.

     "Fixed Charges" means, for any date of calculation, calculated for the
      -------------
Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, the sum of, without duplication, (a) scheduled principal payments on Total Debt (excluding any payments pursuant to Section 2.8(c) or 2.8(d) hereof), plus (b) interest expense (including interest expense pursuant to Capitalized Lease Obligations and interest expense associated with any Asset Securitization), plus (c) Dividends (including accrued and unpaid Dividends), in each case for the four fiscal quarters immediately preceding the date of calculation.

     "Fixed Charge Coverage Ratio" means the ratio of Adjusted EBITDA to Fixed
      ---------------------------
Charges.

     "GAAP" means generally accepted accounting principles applied on a
      ----
consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question. The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period, except as otherwise required by the adoption of Statement of Financial Accounting Standards No. 106.

     "Governmental Authority" means (a) the government of (i) the United States
      ----------------------
of America and any State or other political subdivision thereof or (ii) any jurisdiction in which the Borrower or any Subsidiary conducts all or any part of its business or owns any property or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "Guaranty" or "Guaranteed", as applied to an obligation of another Person,
      --------      ----------
means and include (a) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit.

     "Guarantor" means each Subsidiary which executes or becomes a party to a
      ---------
Subsidiary Guaranty.

     "Highest Lawful Rate" means at the particular time in question the maximum
      -------------------
rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the weekly rate ceiling described in and computed in accordance with the provisions of Article 5069-1D, Title 79, Revised Civil Statutes of 1925, as amended, or (b) either the quarterly ceiling or the annualized ceiling computed pursuant to Art. 5069-1D.008, Title 79, Revised Civil Statutes of Texas, as amended; provided, however, that at any time the weekly rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Article 5069-1D.009(a) and (b), Title 79, Revised Civil Statutes of Texas, as amended, shall control for purposes of such determination, as applicable.

     "Indebtedness" means, with respect to any Person, (a) all items which in
      ------------
accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien (other than Liens referred to in clauses (b), (c), (d), (e), (g) or (i) of the definition of Permitted Liens) on any property or asset owned by such Person, whether or not the obligation secured thereby shall have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations of such Person with respect to leases constituting part of a sale and leaseback arrangement, all Guaranties, all obligations under interest rate swap agreements, hedge agreements, foreign exchange contracts or agreements or similar agreements and arrangements, all indebtedness for borrowed money, all reimbursement obligations with respect to outstanding letters of credit and all Securitization Indebtedness of such Person, (d) any "withdrawal liability" of the Borrower or any Subsidiary, as such term is defined under Part I of Subtitle E of Title IV of ERISA, (e) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease pursuant to GAAP, and (f) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date.

     "Indemnified Matters" has the meaning ascribed to it in Section 5.10(a)
      -------------------
hereof.

     "Indemnitees" has the meaning ascribed to it in Section 5.10(a) hereof.
      -----------

     "Interest Period" means, for (a) any LIBOR Advance, the period beginning on
      ---------------
the day such LIBOR Advance is made and ending one, two, three or six months thereafter (as the Borrower shall select), (b) any Absolute Bid Rate Advance, the period beginning on the day such Bid Rate Advance is made and ending not less than 7 days nor more than 180 days thereafter (as the Borrower shall select), and (c) any LIBOR Bid Rate Advance, the period beginning on the day such Bid Rate Advance is made and ending one, two, three or six months thereafter (as the Borrower shall select); provided, however, that all of the
                                           --------  -------
foregoing provisions are subject to the following:

          (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless, with respect to a LIBOR Advance or a LIBOR Bid Rate Advance, the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period with respect to a LIBOR Advance or a LIBOR Bid Rate Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

          (iii) the Borrower may not select any Interest Period in respect of LIBOR Advances or LIBOR Bid Rate Advances having an aggregate amount less than $1,000,000; and

          (iv) there shall be outstanding at any one time no more than ten Interest Periods in the aggregate.

     "Interest Rate Protection Agreement" means an interest rate swap, cap,
      ----------------------------------
collar or similar interest rate protection agreement between the Borrower and any Lender or any Bank Affiliate.

     "Investment" means any direct or indirect purchase or other acquisition of,
      ----------
or beneficial interest in, capital stock, partnership interests or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to, or investment in any other Person, including without limitation the incurrence or sufferance of Indebtedness or the purchase of accounts receivable of any other Person that are not current assets or do not arise in the ordinary course of business.

     "Invitation to Bid" means any certificate by the Administrative Lender
      -----------------
identifying each Lender of the Borrower's Bid Rate Advance Request, substantially in the form of Exhibit I hereto.
                             ---------

     "Issuing Bank" means NationsBank, N.A. in its capacity as issuer of the
      ------------
Letters of Credit.

     "Lender" means each financial institution shown on the signature pages
      ------
hereof so long as such financial institution maintains a portion of the Commitment or is owed any part of the Obligations (including the Administrative Lender in its individual capacity), and each Assignee that hereafter becomes party hereto pursuant to Section 11.6 hereof.

     "L/C Cash Collateral Account" has the meaning specified in Section 2.16(g)
      ---------------------------
hereof.

     "L/C Related Documents" has the meaning specified in Section 2.16(e)
      ---------------------
hereof.

     "Letter of Credit" has the meaning specified in Section 2.16(a) hereof, and
      ----------------
shall also mean and include the Existing Letters of Credit.

     "Letter of Credit Agreement" has the meaning specified in Section 2.16(b)
      --------------------------
hereof.

     "Letter of Credit Facility" has the meaning specified in Section 2.16(a)
      -------------------------
hereof.

     "Leverage Ratio" means, for any date of calculation, calculated for the
      --------------
Borrower and its Subsidiaries on a consolidated basis, the ratio of Total Debt as of the date of calculation to Adjusted EBITDA for the four fiscal quarters immediately preceding the date of calculation.

     "LIBOR Advance" means a Revolving Credit Advance which the Borrower
      -------------
requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof.

     "LIBOR Basis" means a per annum interest rate equal to the lesser of (a)
      -----------
the Highest Lawful Rate, or (b) the sum of the Adjusted LIBOR Rate plus the Applicable Margin.

     "LIBOR Bid Rate" means a simple per annum interest rate equal to the lesser
      --------------
of (a) the Highest Lawful Rate or (b) the sum of the Adjusted LIBOR Rate plus or minus the Margin.

     "LIBOR Bid Rate Advance" means a Bid Rate Advance that bears interest at
      ----------------------
the LIBOR Bid Rate.

     "LIBOR Lending Office" means, with respect to a Lender, the office
      --------------------
designated as its LIBOR Lending Office on Schedule 1 attached hereto, and such
                                          ----------
other office of the Lender or any of its affiliates hereafter designated by notice to the Borrower and the Administrative Lender.

     "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor,
      ----------
the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than
                                               --------  -------
one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100th of 1%).

     "Lien" means, with respect to any property, any mortgage, lien, pledge,
      ----
collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

     "Loan Documents" means this Agreement, the Notes, the Subsidiary Guaranty,
      --------------
all L/C Related Documents, any Interest Rate Protection Agreement, all fee letters, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary or any other Person in connection herewith or as security for the Obligations.

     "Long Term Debt" means any obligation which is due one year or more from
      --------------
the date of creation thereof which under GAAP is shown as a liability, plus, without duplication, amounts equal to the aggregate net rentals payable one year or more from the date of creation thereof under Capitalized Lease Obligations.

     "Margin" means, as to any LIBOR Bid Rate Advance, the margin expressed as a
      ------
percentage per annum (in the form of a decimal to no more than four decimal places) to be added or subtracted from the Adjusted LIBOR Rate to determine the interest rate applicable to such Advance.

     "Material Adverse Effect" means any act or circumstance or event that (a)
      -----------------------
could reasonably be expected to be material and adverse to (i) the business, assets, liabilities, financial condition, results of operations, business or prospects of the Borrower and its Subsidiaries taken as a whole or (ii) the ability of the Borrower or any Guarantor to perform their obligations under the respective

Loan Documents, or (b) in any manner whatsoever does or could reasonably be expected to materially and adversely affect the validity or enforceability of any Loan Document.

     "Maturity Date" means March 10, 2004, or the earlier date of termination in
      -------------
whole of the Commitment pursuant to Section 2.6 or 8.2 hereof.

     "Maximum Amount" means the maximum amount of interest which, under
      --------------
Applicable Law, the Lenders are permitted to charge on the Obligations.

     "Multiemployer Plan" means, as to any Person, at any time, a "multiemployer
      ------------------
plan" within the meaning of Section 4001(a)(3) of ERISA and to which such Person or any member of its Controlled Group is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

     "Necessary Authorization" means any right, franchise, license, permit,
      -----------------------
consent, approval or authorization from, or any filing or registration with, any governmental or other regulatory authority necessary or appropriate to enable the Borrower or any Subsidiary to maintain and operate its business and properties.

     "Negative Pledge Agreement" means any agreement, contract or arrangement
      -------------------------
whereby any Person is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring or suffering to exist, directly or indirectly, any Lien on any of its assets.

     "Net Cash Proceeds" means, with respect to any sale, lease, transfer or
      -----------------
disposition of any asset by any Person, the aggregate amount of cash received by such Person in connection with such transaction minus reasonable fees, costs and expenses and related taxes.

     "Net Worth" means, for the Borrower and its Subsidiaries, on a consolidated
      ---------
basis, determined in accordance with GAAP, the sum of (without duplication):
(i) capital stock taken at par value, plus (ii) capital surplus, plus (iii) retained earnings less treasury stock, plus (iv) the Convertible Trust Preferred Securities.

     "Note"  means any Revolving Credit Note or Bid Rate Note and "Notes" means
      ----                                                         -----
the Revolving Credit Notes and the Bid Rate Notes.

     "Notice of Acceptance of Bid" means any certificate signed by an Authorized
      ---------------------------
Signatory accepting bids for Bid Rate Advances, substantially in the form of
Exhibit I hereto.
---------

     "Notice of Issuance" has the meaning ascribed to it in Section 2.16(b)
      ------------------
hereof.

     "Obligations" means (a) all obligations of any nature (whether matured or
      -----------
unmatured, fixed or contingent, including the Reimbursement Obligations) of the Borrower or any Subsidiary to the Lenders or any Bank Affiliate under the Loan Documents as they may be amended from time to time, and (b) all obligations of the Borrower or any Subsidiary for losses, damages, expenses or any other liabilities of any kind that any Lender or any Bank Affiliate may suffer by reason of a breach by the Borrower or any Subsidiary of any obligation, covenant or undertaking with respect to any Loan Document.

     "Participant" has the meaning ascribed to it in Section 11.6(c) hereof.
      -----------

     "Participation" has the meaning ascribed to it in Section 11.6(c) hereof.
      -------------

     "Payment Date" means the last day of the Interest Period for any Advance.
      ------------

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Permitted Liens" means, as applied to any Person:
      ---------------

     (a)  any Lien in favor of the Lenders to secure the Obligations hereunder;

     (b)  (i) Liens on real estate for real estate taxes not yet delinquent,
(ii) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and (iii) Liens for taxes, assessments, governmental charges, levies or claims that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

     (c) Liens of carriers, landlords, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation;

     (e) Easements, right-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person;

     (f) Liens created to secure Indebtedness permitted by Sections 7.1(d) and 7.1(j) hereof, which is incurred solely for the purpose of financing the acquisition or construction of such assets and incurred at the time of acquisition or construction, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired or constructed (and proceeds thereof), and refinancings thereof so long as any such Lien remains solely on the asset or assets acquired or constructed and the amount of Indebtedness related thereto is not increased;

     (g) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that (i) such Person shall have established adequate reserves for such judgments or awards, (ii) such judgments or awards shall be fully insured and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Determining Lenders;

     (h)  Any Liens existing on the Agreement Date which are described on
Schedule 2 hereto, and Liens resulting from the refinancing of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Borrower;

     (i) Liens filed of record out of an abundance of caution by lessors of personal property, so long as each such Lien shall at all times be confined solely to the asset or assets so leased; and

     (j) Liens against Accounts, or fractional interests therein, and proceeds thereof, sold or pledged by such Person in a Securitization to secure the Securitization Indebtedness with respect thereto and security interests on reserve, payment or other accounts required to be maintained in connection with any such Securitization.

     "Person" means an individual, corporation, partnership, trust or
      ------
unincorporated organization, or a government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA
      ----
(including a Multiemployer Plan that is covered by Title IV of ERISA) pursuant to which any employees of the Borrower, its Subsidiaries or any member of their Controlled Group participate.

     "Preferred Securities Guarantee" means that certain Preferred Securities
      ------------------------------
Guarantee executed by the Borrower and guaranteeing, on a subordinated basis to the Obligations, distributions and redemption obligations in respect of the Convertible Trust Preferred Securities.

     "Prime Rate" means, at any time, the prime interest rate announced or
      ----------
published by the Administrative Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Administrative Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Administrative Lender.

     "Prudential Borrower Notes" means, collectively, those certain (a)
      -------------------------
$25,000,000 7.14% Senior Notes, Series A of the Borrower, dated as of April 9, 1996, payable to the order of The Prudential Insurance Company of America and maturing on April 9, 2004, (b) $25,000,000 7.30% Senior Notes, Series B of the Borrower, dated as of April 9, 1996, payable to the order of The Prudential Insurance Company of America and maturing on April 9, 2006, and (c) $25,000,000 7.40% Senior

Notes, Series C of the Borrower, dated as of April 9, 1996, payable to the order of The Prudential Insurance Company of America and maturing on April 9, 2008.

     "Prudential Assumed Notes" means, collectively, those certain (a)
      ------------------------
$14,000,000 in aggregate principal amount 10.85% Senior Notes of the Borrower, dated as of December 31, 1997, payable to the order of The Prudential Insurance Company of America and maturing on April 30, 2004, (b) $14,000,000 in aggregate principal amount 10.35% Senior Notes of the Borrower, dated as of December 31, 1997, payable to the order of The Prudential Insurance Company of America and maturing on April 30, 2004, (c) $14,000,000 in aggregate principal amount 10.50% Senior Notes of the Borrower, dated as of December 31, 1997, payable to the order The Prudential Insurance Company of America and maturing on April 30, 2004, and (d) $14,000,000 in aggregate principal amount 9.08% Senior Notes of the Borrower, dated as of December 31, 1997, payable to the order of The Prudential Insurance Company of America and maturing on April 30, 2004.

     "Quarterly Date" means the last day of each February, May, August and
      --------------
November, beginning May 31, 1999.

     "Reimbursement Obligations" means, in respect of any Letter of Credit as at
      -------------------------
any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all drawings under such Letter of Credit and not theretofore reimbursed by the Borrower.

     "Refinancing Advance" means any Revolving Credit Advance which is used to
      -------------------
pay the principal amount (or any portion thereof) of a Revolving Credit Advance at the end of its Interest Period and which, after giving effect to such application, does not result in an increase in the aggregate amount of outstanding Revolving Credit Advances.

     "Release Date" means the date on which the Notes have been paid, all other
      ------------
Obligations due and owing have been paid and performed in full, and the Commitment has been terminated.

     "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA.
      ----------------

     "Reserve Requirement" means, at any time, the maximum rate at which
      -------------------
reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Advances or LIBOR Bid Rate Advances. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Revolving Credit Advance" means an Advance made pursuant to Section 2.1(a)
      ------------------------
hereof.

     "Revolving Credit Note" means each promissory note of the Borrower
      ---------------------
evidencing Revolving Credit Advances hereunder, substantially in the form of Exhibit A hereto, together with any extension, renewal or amendment thereof, or
---------
substitution therefor.

     "Securitization" means any transaction in which the Accounts of the
      --------------
Borrower or any of its Subsidiaries, or a fractional interest therein, are sold by the Borrower or sold or pledged by any of its Subsidiaries.

     "Securitization Indebtedness" means, for any date of calculation,
      ---------------------------
calculated for the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, any and all obligations of the Borrower and its Subsidiaries funded under any Securitization, to the extent that the same constitute liabilities of the Borrower or any its Subsidiaries under GAAP or would, under GAAP, constitute liabilities of the Borrower or any of its Subsidiaries if the Securitization were treated as an on balance sheet transaction.

     "Senior Notes" means, collectively, those certain (a) $80,000,000 7.15%
      ------------
Senior Notes, Series A of the Borrower, dated December, 1997 and maturing April 15, 2006, (b) $40,000,000 7.20% Senior Notes, Series B of the Borrower, dated December, 1997 and maturing April 15, 2007, (c) $10,000,000 7.28% Senior Notes, Series C of the Borrower, dated December, 1997 and maturing April 15, 2009, (d) $45,000,000 7.395% Senior Notes, Series D of the Borrower, dated December, 1997 and maturing April 15, 2012, and (e) $25,000,000 7.59% Senior Notes, Series E of the Borrower, dated December, 1997 and maturing April 15, 2017, in form and substance satisfactory to the Determining Lenders.

     "Solvent" means, with respect to any Person, that the fair value of the
      -------
assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

     "Special Counsel" means the law firm of Donohoe, Jameson & Carroll, P.C.,
      ---------------
or such other legal counsel as the Administrative Lender may select.

     "Specified Percentage" means, as to any Lender, the percentage indicated
      --------------------
beside its name on the signature pages hereof, or if applicable, specified in its most recent Assignment Agreement or in any amendment to this Agreement.

     "Subordinated Debt" means all Indebtedness of the Borrower or any
      -----------------
Subsidiary which shall be subordinated, on terms satisfactory to the Determining Lenders, to the Obligations.

     "Subsidiary" means any corporation, partnership, joint venture, trust,
      ----------
estate or other Person of which 50% or more of (a) the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class of securities of such corporation to exercise such voting power by reason of the happening of any contingency, (b) the interest in the capital or profits of such partnership or joint venture, (c) the beneficial interest of such trust or estate, or (d) the equity interest of such other Person, is at the time owned by the Borrower, directly or through one or more intermediaries; provided, however, notwithstanding anything herein to the contrary, a Venture shall not be a Subsidiary unless otherwise designated in writing by the Borrower and such Venture shall have satisfied the requirements of Section 7.3(c) hereof.

     "Subsidiary Guaranty" means each Subsidiary Guaranty, executed by each
      -------------------
Guarantor, guarantying payment and performance of the Obligations, substantially in the form of Exhibit C hereto, as such agreement may be amended, modified,
               ---------
supplemented  or restated from time to time.

     "Tax-Exempt Project Letters of Credit" means those certain irrevocable
      ------------------------------------
letters of credit not to exceed $150,000,000 in aggregate face amount issued or to be issued by the Issuing Bank in connection with the financing of tax-exempt projects of the Borrower or any Subsidiary, which shall provide for renewal thereof for additional one-year periods, but which in no event shall be extended beyond the Maturity Date.

     "Taxes" has the meaning ascribed thereto in Section 2.15 hereof.
      -----

     "Total Debt" means, as of any date of determination, determined for the
      ----------
Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, the sum (without duplication) of (a) all principal outstanding under the Loan Documents, (b) all obligations evidenced by a promissory note or otherwise representing borrowed money, (c) all reimbursement obligations for letters of credit, (d) all Capitalized Lease Obligations, and (e) all Securitization Indebtedness. Notwithstanding the immediately preceding sentence, Total Debt shall not include the Convertible Subordinated Debentures until and unless a Debt Conversion Event shall occur.

     "Treasury Stock Purchases" means, with respect to any Person, any purchase,
      ------------------------
redemption or other acquisition or retirement for value by such Person of any shares of capital stock of such Person.

     "TXI Capital Trust I" means TXI Capital Trust I, a Delaware statutory
      -------------------
business trust and wholly-owned Subsidiary of the Borrower.

     "UCC" means the Uniform Commercial Code of Texas, as amended from time to
      ---
time.

     "Venture" means any Person (other than a corporation or any other Person
      -------
designated in writing by the Borrower as a Subsidiary) in which the Borrower, directly or indirectly, has an ownership interest of at least 50% but less than 100%.

     "Venture Investments" means all Investments by the Borrower or any
      -------------------
Subsidiary in Ventures.

     Section 1.2   Amendments and Renewals. Each definition of an agreement in
                   -----------------------
this Article 1 shall include such agreement as amended to date, and as amended or renewed from time to time in accordance with its terms pursuant to the provisions of Section 11.11 hereof.

     Section 1.3   Construction. The terms defined in this Article 1 (except as
                   ------------
otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in Section 1.1 hereof, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, unless otherwise expressly stated herein.

                                   ARTICLE 2

                                   Advances
                                   --------

     Section 2.1   The Advances.
                   ------------

     (a)  Revolving Credit Advances. Each Lender severally agrees, upon the
          -------------------------
terms and subject to the conditions of this Agreement, to make Revolving Credit Advances to the Borrower from time to time in an aggregate amount not to exceed its Specified Percentage of the Commitment less its Specified Percentage of the aggregate amount of all Reimbursement Obligations then outstanding (assuming compliance with all conditions to drawing) for the purposes set forth in Section
5.9 hereof. Notwithstanding the immediately preceding sentence, at no time shall the sum of (i) the aggregate principal amount of Revolving Credit Advances outstanding plus (ii) the aggregate outstanding amount of Reimbursement Obligations plus (iii) the aggregate principal amount of Bid Rate Advances outstanding exceed the Commitment. Subject to Section 2.9 hereof, Advances may be repaid and then reborrowed. Any Advance shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR Advances, subject to availability and to the provisions of Article 9 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding to any Lender, at any one time, more than ten LIBOR Advances under the Commitment. On the Maturity Date unless sooner paid as provided herein, the outstanding Revolving Credit Advances shall be repaid in full.

     (b)  Bid Rate Advances. Each Lender may, in its sole discretion and on the
          -----------------
terms and conditions set forth in this Agreement, make Bid Rate Advances to the Borrower from time to time in an aggregate amount not in excess of the difference between (i) the Commitment minus (ii) the sum of (A) the aggregate outstanding principal amount of all Revolving Credit Advances, plus (B) the amount of all Reimbursement Obligations. Bid Rate Advances may either bear interest at the Absolute Bid Rate or the LIBOR Bid Rate. Each Absolute Bid Rate Advance shall be for a period of not less than 7 days and not more than 180 days. Each LIBOR Bid Rate Advance shall be for a period of one, two, three or six months. Bid Rate Advances may not be prepaid without the prior written consent of the Lender making such Bid Rate Advance. Each borrowing of a Bid Rate Advance shall be a principal amount which is at least $10,000,000 and which is an integral multiple of $1,000,000. No Lender shall have an obligation to make Bid Rate Advances, and the Borrower shall have no obligation to accept any offer for Bid Rate Advances.

     Section 2.2   Manner of Borrowing and Disbursement.
                   ------------------------------------

     (a) In the case of Base Rate Advances other than a Refinancing Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Lender prior to 10:30 a.m., Dallas, Texas time, on the date of any proposed Base Rate Advance irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a Base Rate Advance hereunder. Such notice of borrowing shall specify the requested funding date, which shall be a Business Day, and the amount of the proposed aggregate Base Rate Advances to be made by Lenders.

     (b) In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Lender at least three Business Days' irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to Article 9 hereof. For LIBOR Advances, the notice of borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Maturity Date, or prohibit or impair the Borrower's ability to comply with Section 2.8 hereof.

     (c) Subject to Sections 2.1 and 2.9 hereof, at least three Business Days prior to each Payment Date for a LIBOR Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Lender irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), specifying whether all or a portion of such LIBOR Advance outstanding on the Payment Date (i) is to be repaid and then reborrowed in whole or in part as a LIBOR Advance, (ii) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance, or (iii) is to be repaid and not reborrowed; provided, however, notwithstanding anything in this Agreement to the contrary, if on any Payment Date a Default shall exist, such LIBOR Advance may only be reborrowed as a Base Rate Advance. Upon such Payment Date, such LIBOR Advance shall, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

     (d) Subject to Sections 2.1 and 2.9 hereof, upon at least two Business Days' (or at least three Business Days' for a reborrowing as one or more LIBOR Advances) irrevocable prior written notice, through an Authorized Signatory, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), the Borrower may repay or prepay a Base Rate Advance, and (i) reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (ii) provided no Default shall exist, reborrow all or a portion of the principal amount thereof as one or more LIBOR Advances, or (iii) not reborrow all or any portion of such Base Rate Advance. Upon such Payment Date or date of repayment, such Base Rate Advance shall, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

     (e) The aggregate amount of Base Rate Advances to be made by the Lenders on any day shall be in a principal amount which is at least $500,000 and which is an integral multiple of $250,000; provided, however, that such amount may equal the unused amount of the Commitment. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $250,000.

     (f) The Administrative Lender shall promptly notify the Lenders of each notice (other than with respect to a Bid Rate Advance) received from the Borrower pursuant to this Section. Failure of the Borrower to give any notice in accordance with Sections 2.2(c) and (d) hereof shall result in a repayment of any such existing Revolving Credit Advance on the applicable Payment Date by a Refinancing Advance which is a Base Rate Advance. Each Lender shall, not later than noon, Dallas, Texas time, on the date of any Revolving Credit Advance that is not a Refinancing Advance, deliver to the Administrative Lender, at its address set forth herein, such Lender's Specified Percentage of such Revolving Credit Advance in immediately available funds in accordance with the Administrative Lender's instructions. Prior to 2:00 p.m., Dallas, Texas time, on the date of any Revolving Credit Advance hereunder, the Administrative Lender shall, subject to satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Lender by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Lender. All Revolving Credit Advances shall be made by each Lender according to its Specified Percentage. No Lender shall be relieved of its obligation to fund its Specified Percentage of any Revolving Credit Advance notwithstanding the fact that at any time the aggregate outstanding principal amount of all Bid Rate Advances made by such Lender exceed its Specified Percentage of the Commitment.

     (g) Bid Rate Advances. With respect to each borrowing consisting of Bid
         -----------------
Rate Advances, the Borrower shall give the Administrative Lender prior to 11:00 a.m. (Dallas time), (i) in the case of LIBOR Bid Rate Advances, at least four Business Days prior to the proposed date of borrowing and (ii) in the case of Absolute Bid Rate Advances, at least three Business Days prior to the proposed date of borrowing, written notice of its intention to borrow Bid Rate Advances pursuant to a Bid Rate Advance. Such Bid Rate Advance Request shall specify (i) the requested date of borrowing, which shall be a Business Day, (ii) the aggregate amount of the proposed borrowing of Bid Rate Advances (which shall be at least $10,000,000 and which is an integral multiple of $1,000,000 in excess thereof), (iii) the Interest Period with respect thereto, provided that such Interest Period shall not extend past the Maturity Date, and (iv) whether the Bid Rate Advances requested are Absolute Bid Rate Advances or LIBOR Bid Rate Advances. Bid Rate Advance Requests that do not conform substantially to the format of Exhibit F may be rejected by the Administrative Lender, and the
          ---------
Administrative Lender shall give prompt notice to the Borrower of such rejection. The Borrower shall pay a $1,000 non-refundable, administrative fee for the account of the Administrative Lender for each notice of proposed borrowing consisting of Bid Rate Advances. Such fee shall be paid to the Administrative Lender on the date of delivery of the Borrower's notice of intention to borrow Bid Rate Advances, and shall not be refunded notwithstanding that the proposed borrowing is canceled by Borrower or no Lender offers to make a Bid Rate Advance.

         (i) Upon the receipt by the Administrative Lender of a Bid Rate Advance Request that conforms with the requirements herein, the Administrative Lender shall, by telecopy in the form of the Invitation to Bid, invite each Lender to bid, on the terms and conditions of this Agreement, to make Bid Rate Advances pursuant to the Bid Rate Advance Request.

         (ii) Each Lender shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Advances to the Borrower as part of such proposed borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by delivering a Confirmation of Bid to the Administrative Lender before 11:00 a.m. (Dallas time), (A) three Business Days prior to the proposed date of borrowing, in the case of a request for LIBOR Bid Rate Advances, and (B) two Business Days prior to the proposed date of borrowing, in the case of a request for Absolute Bid Rate Advances, (1) setting forth (a) the minimum amount (which shall be $1,000,000 or an integral multiple in excess thereof) and maximum amount of each Bid Rate Advance which such Lender would be willing to make as part of the proposed borrowing (which amounts may exceed such Lender's Specified Percentage) and (b) the Absolute Bid Rate or Margin therefor, as applicable, and (2) confirming the Interest Period therefor. Confirmation of Bids that do not conform substantially to Exhibit H may be rejected by
                                                  ---------
     the Administrative Lender, and the Administrative Lender shall notify the applicable Lender of such rejection as soon as practicable. If any Lender shall fail to respond to the Administrative Lender by such time, such Lender shall be deemed to have elected not to make an offer. Any Confirmation of Bid submitted by a Lender pursuant to this Section 2.2(g)(ii) is irrevocable.

        (iii) The Administrative Lender shall promptly notify the Borrower of the number of Confirmation of Bids, the interest rate(s) and Interest Period(s) applicable thereto, the maximum principal amount bid at each interest rate for each Interest Period, and the identity of each Lender submitting a Confirmation of Bid.

        (iv) Not later than 1:00 p.m. (Dallas time) (A) three Business Days prior to the proposed date of borrowing in the case of LIBOR Bid Rate Advances and (B) two Business Days prior to the proposed date of the proposed borrowing in the case of Absolute Bid Rate Advances, the Borrower shall, in turn, either

               (A) cancel such proposed borrowing by giving the Administrative Lender notice to that effect, or

               (B) accept one or more of the offers made by any Lender or Lenders pursuant to clause (ii) above, in its sole discretion, by giving notice to the Administrative Lender of the amount of each Bid Rate Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, for which notification was given to the Borrower by any Lender for such Bid Rate Advance pursuant to clause (ii) above) to be made by each Lender as part of such borrowing, and reject any remaining offers made by Lenders pursuant to clause (ii) above by giving the Administrative Lender notice to that effect; provided, however, that if offers are made by two or more such Lenders with the same LIBOR Bid Rates or Absolute Bid Rates for a greater aggregate principal amount than the amount for which such offers are accepted for the related term, the principal amount of Bid Rate Advances accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in multiples not less than $1,000,000) in proportion to the aggregate principal amount of such offers, and (3) the aggregate principal amount of offers accepted by the Borrower shall not exceed the maximum amount contained in the related Bid Rate Advance Request.

          (v) The Administrative Lender shall promptly give telephonic notice to each bidding Lender if any of its offers have been accepted (and if so, in what amount, at what interest rate and for what Interest Period), and each successful Lender will thereupon become bound, subject to the other applicable conditions hereof, to make each Bid Rate Advance for which its offer has been accepted.

          (vi) After completing the notifications referred to in clause (v) above, the Administrative Lender shall notify each bidding Lender (A) the aggregate amount of Bid Rate Advances made in connection with such proposed borrowing, (B) the maturities thereof, and (C) the lowest and highest interest rates at which Bid Rate Advances were made for each maturity.

          (vii) If the Administrative Lender shall at any time elect to submit a bid for a Bid Rate Advance in its capacity as a Lender, it shall submit such bid directly to the Borrower one-half hour earlier than the latest time at which other Lenders are required to submit their bid to the Administrative Lender pursuant to Section 2(g)(ii) hereof.

          (viii) If the Borrower accepts one or more offers made by any Lender or Lenders pursuant to clause (iv)(B) above, each such Lender shall, unless any applicable condition specified in Article 3 hereof has not been satisfied, not later than 12:00 noon (Dallas time) on the date of a Bid Rate Advance hereunder, make available to the Administrative Lender the principal amount of each Bid Rate Advance in immediately available funds, to be disbursed by the Administrative Lender by wire transfer pursuant to instructions of the Borrower.

     Section 2.3   Interest.
                   --------

     (a)  On Base Rate Advances.
          ---------------------

          (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each Base Rate Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid, which shall be payable as set forth in Section 2.3(a)(ii) hereof, at a simple interest rate per annum equal to the Base Rate Basis for such Base Rate Advance as in effect from time to time, provided that interest on such Base Rate Advance shall not exceed the Maximum Amount.

          (ii) Interest on each Base Rate Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and shall be payable in arrears on each Quarterly Date and on the Maturity Date.

     (b)  On LIBOR Advances.
          -----------------

          (i) The Borrower shall pay interest on the unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid, at a rate per annum equal to the LIBOR Basis for such Advance. The Administrative Lender, whose determination shall be conclusive, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding date and shall notify the Borrower and the Lenders of such LIBOR Basis.

          (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Maturity Date; provided, however, that if the Interest Period for such Advance exceeds three months, interest shall also be due and payable in arrears on the three-month anniversary of the beginning of such Interest Period.

     (c)  On Bid Rate Advances.  The Borrower shall pay interest on each
          --------------------
Absolute Bid Rate Advance at the Absolute Bid Rate offered by the Lender making such Advance (but not in excess of the Highest Lawful Rate) in arrears on its Payment Date, and, in addition, if the Interest Period for an Absolute Bid Rate Advance exceeds 90 days, interest on such Bid Rate Advance shall also be due and payable on the ninetieth day from the beginning of such Interest Period. Interest on each Absolute Bid Rate Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed. The Borrower shall pay interest on each LIBOR Bid Rate Advance at the LIBOR Bid Rate offered by the Lender making such Advance (but not in excess of the Highest Lawful Rate) in arrears on its Payment Date, and, in addition, if the Interest Period for a LIBOR Bid Rate Advance exceeds three months, interest on such LIBOR Bid Rate Advance shall be due and payable in arrears on the three-month anniversary of the beginning of such Interest Period. Interest on such LIBOR Bid Rate Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed.

     (d)  Interest if No Notice of Selection of Interest Rate Basis.  If the
          ---------------------------------------------------------
Borrower fails to give the Administrative Lender timely notice of its selection of a LIBOR Basis or an Interest Period for a LIBOR Advance, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded due to the fault of the Borrower, the Base Rate Basis shall apply to the applicable Advance.

     (e)  Interest After an Event of Default.  (i) After an Event of Default
          ----------------------------------
(other than an Event of Default specified in Section 8.1(f) or (g) hereof) and during any continuance thereof, at the option of Determining Lenders, and (ii) after an Event of Default specified in Section 8.1(f) or (g) hereof and during any continuance thereof, automatically and without any action by the Administrative Lender or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Maturity Date, and shall accrue until the earlier of
(i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default, (ii) agreement by the Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Documents, or to give notice to the Borrower of the decision to charge interest at the Default Rate. The Lenders will undertake to notify the Borrower, after the effective date, of the decision to charge interest at the Default Rate.

     Section 2.4   Fees.
                   ----

     (a)  Commitment Fee.  Subject to Section 11.9 hereof, the Borrower agrees
          --------------
to pay to the Administrative Lender, for the ratable account of the Lenders, a nonrefundable commitment fee (which commitment fee shall be payable in arrears on each Quarterly Date and on the Maturity Date), based on the daily average unused portion of the Commitment (subject to Section 11.9 hereof, computed on the basis of a year of 360-day year for the actual number of days elapsed, and for purposes of calculation of the commitment fee, Letters of Credit outstanding from time to time will reduce the unused portion of the Commitment and Bid Rate Advances outstanding from time to time shall not reduce the unused portion of the Commitment) commencing on the Agreement Date, at the following per annum percentages, applicable in the following situations:

                                  Applicability                                        Percentage
                                  -------------                                        ----------
     (i)   Category 1 - The Leverage Ratio is equal to or greater than 3.0 to 1          0.375%
           ----------

     (ii)  Category 2 - The Leverage Ratio is less than 3.0 to 1 but is equal to         0.300%
           ----------
           or greater than 2.0 to 1

     (iii) Category 3 - The Leverage Ratio is less than 2.0 to 1 but is greater          0.250%
           ----------
           than or equal to 1.0 to 1

     (iv)  Category 4 - The Leverage Ratio is less than 1.0 to 1                         0.200%
           ----------

Such fee shall be subject to reduction or increase, as applicable, and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio; provided, that each adjustment in such fee shall be effective as of the first day of the month immediately following the month in which the Administrative Lender receives the financial statements required pursuant to Section 6.1 or 6.2 hereof, as appropriate. If financial statements of the Borrower (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Lender by the date required pursuant to Section 6.1 or 6.2 hereof, as appropriate, the commitment fee shall be determined pursuant to Category 1 above until such time
                                               ----------
as such financial statements and Compliance Certificate are received. For the period from the Agreement Date to the date that an adjustment in such fee would otherwise be made pursuant to the terms hereof, the commitment fee shall be determined pursuant to Category 2 above.
                       ----------

     (b)   Other Fees.  Subject to Section 11.9 hereof, the Borrower agrees to
           ----------
pay to the Administrative Lender, for its account and not the account of the Lenders, the fees provided for in the letter agreement ("Administrative Lender
                                                         ---------------------
Fee Letter"), dated as of the Agreement Date, between the Borrower and the
----------
Administrative Lender on the date and in the amounts specified therein.

     Section 2.5  Prepayment.
                  ----------

     (a)   Voluntary Prepayments.  The principal amount of any Base Rate Advance
           ---------------------
may be prepaid in full or in part at any time, without penalty and without regard to the Payment Date for such Advance, upon two Business Days' prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Lender. LIBOR Advances may be voluntarily prepaid upon three Business Days' prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Lender, but only so long as the Borrower concurrently reimburses the Lenders in accordance with Section 2.9 hereof. Any notice of prepayment shall be irrevocable.

     (b)  Mandatory Prepayment.  On or before the date of any reduction of the
          --------------------
Commitment pursuant to Section 2.6 hereof, the Borrower shall prepay outstanding Advances in an amount necessary to reduce the sum of outstanding Advances and Reimbursement Obligations to an amount not greater than the Commitment as so reduced pursuant to Section 2.6 hereof.

     (c)  Mandatory Prepayments from Sales of Equity.  Concurrently with the
          ------------------------------------------
receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any Subsidiary of any equity interest in any Venture, the Borrower shall prepay Advances (which may not be made by means of a Refinancing Advance) in a principal amount equal to such Net Cash Proceeds.

     (d)  Prepayments, Generally.  With respect to mandatory prepayments, the
          ----------------------
Borrower shall first prepay all Base Rate Advances and shall thereafter prepay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. Any prepayment of a LIBOR Advance shall be accompanied by interest accrued on the principal amount being prepaid. Any voluntary partial prepayment of a Base Rate Advance shall be in a principal amount of $100,000 or an integral multiple thereof.

     Section 2.6  Reduction of Commitment.
                  -----------------------

     (a)  Voluntary Reduction.  The Borrower shall have the right, upon not less
          -------------------
than 10 Business Days' notice (provided no notice shall be required for a termination in whole of the Commitment) by an Authorized Signatory to the Administrative Lender (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Commitment, in whole or in part. Each partial termination shall be in an aggregate amount which is at least $5,000,000 and which is an integral multiple of $100,000, and no voluntary reduction in the Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period.

     (b)  Mandatory Reduction.  The Commitment shall be automatically reduced by
          -------------------
the amount of Net Cash Proceeds received from the sale or disposition by the Borrower or any Subsidiary of any equity interest in any Venture. On the Maturity Date, the Commitment shall automatically reduce to zero.

     (c)  General Requirements.  The Borrower shall reimburse each Lender for
          --------------------
any loss or out-of-pocket expense incurred by each Lender in connection with any prepayment pursuant to Section 2.5 hereof, as set forth in Section 2.9 hereof to the extent applicable. The Borrower shall not have any right to rescind any termination or reduction. Once reduced, the Commitment may not be increased or reinstated.

     Section 2.7  Non-Receipt of Funds by the Administrative Lender.  Unless the
                  -------------------------------------------------
Administrative Lender shall have been notified by a Lender prior to the date of any proposed Revolving Credit Advance (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Revolving Credit Advance available to the Administrative Lender, the Administrative Lender may assume that such Lender has made such proceeds available to the Administrative Lender on such date, and the Administrative Lender may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Lender by such Lender, the Administrative Lender shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrower) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrower and ending on (but excluding) the date the Administrative Lender receives such amount from the Lender, with interest thereon at a per annum rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate. No Lender shall be liable for any other Lender's failure to fund a Revolving Credit Advance hereunder.

     Section 2.8  Payment of Principal of Advances.  The Borrower agrees to
                  --------------------------------
pay the principal amount of the Advances to the Administrative Lender for the account of the Lenders, as applicable, as follows:

     (a)  Base Rate Advances.  The unpaid principal amount of the Base Rate
          ------------------
Advances shall be due and payable on the applicable Maturity Date.

     (b)  LIBOR Advances.  The principal amount of each LIBOR Advance hereunder
          --------------
shall be due and payable on its Payment Date, which principal payment may be made by means of a Refinancing Advance.

     (c)  Bid Rate Advances.  The principal amount of each Bid Rate Advance
          -----------------
shall be due and payable on its Payment Date.

     (d)  Commitment Reduction.  On the date of each reduction of the Commitment
          --------------------
pursuant to Section 2.6 hereof, including the Maturity Date, the aggregate amount of the Advances outstanding on such date of reduction in excess of the Commitment as reduced minus all outstanding Reimbursement Obligations shall be due and payable, which principal payment may not be made by means of Refinancing Advances. On the Maturity Date, the Commitment shall be reduced to zero.

     (e)  Maturity Date.  The principal amount of the Advances, all accrued
          -------------
interest and fees thereon, and all other Obligations related thereto, shall be due and payable in full on the Maturity Date.

     Section 2.9  Reimbursement.  Whenever any Lender shall sustain or incur any
                  -------------
losses or reasonable out-of-pocket expenses in connection with (a) failure by the Borrower to borrow any LIBOR Advance or Bid Rate Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), (b) any prepayment for any reason of any LIBOR Advance or Bid Rate Advance in whole or in part (including a prepayment pursuant to Sections 2.5(c) and 9.3(b) hereof), or (c) any prepayment of any LIBOR Advance that is not made on any date specified in a notice of prepayment given by the Borrower, the Borrower agrees to pay to any such Lender, upon its demand, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses, subject to Section 11.9 hereof. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, calculated in its usual fashion, absent manifest error, shall be binding and conclusive. Such losses shall include, without limiting the generality of the foregoing, lost profits and reasonable expenses incurred by such Lender in connection with the re-employment of funds prepaid, repaid, converted or not borrowed, converted or paid, as the case may be. Upon request of the Borrower, such Lender shall provide a certificate setting forth the amount to be paid to it by the Borrower hereunder and calculations therefor.

     Section 2.10 Manner of Payment.
                  -----------------

     (a) Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Document shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Lender at the Administrative Lender's office, in lawful money of the United States of America constituting immediately available funds.

     (b) If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

     (c) The Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set-off or counterclaim or any deduction whatsoever.

     (d) If some but less than all amounts due from the Borrower are received by the Administrative Lender, the Administrative Lender shall apply such amounts in the following order of priority: (i) to the payment of the Administrative Lender's expenses incurred on behalf of the Lenders then due and payable, if any; (ii) to the payment of all other fees then due and payable; (iii) to the payment of interest then due and payable on the Advances and the Reimbursement Obligations; (iv) to the payment of all other amounts not otherwise referred to in this clause (d) then due and payable under the Loan Documents; and (v) to the payment of principal then due and payable on the Advances and the Reimbursement Obligations, and in the case of any payments under any Subsidiary Guaranty, to pay any other obligations to any Guarantied Party (as defined in the Subsidiary Guaranty) not covered in clauses
(i) through (iv) above, ratably among the Guarantied Parties in accordance with the aggregate principal amount of Advances and Reimbursement Obligations and, in the case of payments under any Subsidiary Guaranty, the obligations guaranteed thereby, owed to each Guarantied Party.

     (e) Except as otherwise provided in the last sentence of this Section 2.10(e), each payment by the Borrower in respect of obligations relating to the Revolving Credit Advances and the Letters of Credit (whether for principal, interest, fees or otherwise) shall, except as otherwise expressly provided herein, be made to the Administrative Lender for the account of the Lenders pro rata in accordance with their respective Specified Percentages. Except as otherwise provided in the last sentence of this Section 2.10(e), each payment by the Borrower in respect of obligations relating to the Bid Rate Advances shall be made to the Administrative Lender for the account of the Lenders making such Bid Rate Advances. Notwithstanding anything in this Section 2.10(e) or any other provision of this Agreement or any other Loan Document to the contrary, any payment by the Borrower in respect of any Advances after acceleration of the Advances pursuant to Section 8.2 or any monies received by the Administrative Lender as a result of the exercise of remedies under any Loan Documents after acceleration of Advances pursuant to Section 8.2 shall be distributed pro rata to each Lender based on the percentage that the outstanding Advances and Reimbursement Obligations owed to such Lender bears to the aggregate Advances and Reimbursement Obligations owed to all Lenders.

     Section 2.11 LIBOR Lending Offices.  Each Lender's initial LIBOR Lending
                  ---------------------
Office is set forth opposite its name in Schedule 1 attached hereto.  Each
                                         ----------
Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Advance to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 9.2 or 9.3 hereof, or otherwise for the purpose of complying with Applicable Law). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

     Section 2.12 Sharing of Payments.  Any Lender obtaining a payment (whether
                  -------------------
voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of its Revolving Credit Advances in excess of its Specified Percentage of all payments made by the Borrower with respect to Revolving Credit Advances shall purchase from each other Lender such participation in the Revolving Credit Advances made by such other Lender as shall be necessary to cause such purchasing Lender to share the excess payment pro rata according to Specified Percentages with each other Lender; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     Section 2.13  Calculation of LIBOR Rate. The provisions of this Agreement
                   -------------------------
relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit.

     Section 2.14  Booking Loans. Any Lender may make, carry or transfer
                   -------------
Advances at, to or for the account of any of its branch offices or the office of any Affiliate.

     Section 2.15  Taxes.
                   -----

     (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case
                                                        ---------
of each Lender and the Administrative Lender, taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, (i) by the jurisdiction under the laws of which such Lender or the Administrative Lender (as the case may be) is organized and in which it has its applicable lending office or any political subdivision thereof; (ii) by any other jurisdiction, or any political subdivision thereof, other than those imposed by reason of (A) an asserted relation of such jurisdiction to the transactions contemplated by this Agreement, (B) the activities of the Borrower in such jurisdiction, or (C) the activities in connection with the transactions contemplated by this Agreement of a Lender or the Administrative Lender; (iii) by reason of failure by the Lender or the Administrative Lender to comply with the requirements of paragraph (e) of this Section 2.15; and (iv) in the case of any Lender, any Taxes in the nature of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Documents (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be
                                              -----
required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Lender, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than Taxes described in clause (iv) of the first sentence of Section 2.15(a)) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").
                                                                  -----------

     (c) The Borrower will indemnify each Lender and the Administrative Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.15) paid by such Lender or the Administrative Lender (as the case may
be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses arising as a result of gross negligence on the part of such Lender or the Administrative Lender, provided,
                                                                    --------
however, that the Borrower shall have no obligation to indemnify such Lender or
-------
the Administrative Lender unless and until such Lender or the Administrative Lender shall have delivered to the Borrower a certificate setting forth in reasonable detail the basis of the Borrower's obligation to indemnify such Lender or the Administrative Lender pursuant to this Section 2.15. This indemnification shall be made within 30 days from the date such Lender or the Administrative Lender (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Lender the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Lender a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Lender, in either case stating that such payment is exempt from or not subject to Taxes, provided, however, that such
                                                --------  -------
certificate or opinion need only be given if: (i) the Borrower makes any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.15 the terms "United States" and "United States Person" shall have the meanings set
           -------------       --------------------
forth in Section 7701 of the Code.

     (e)  Each Lender which is not a United States Person hereby agrees that:

          (i) it shall, no later than the Agreement Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.6 after the Agreement Date, the date upon which such Lender becomes a party hereto) deliver to the Borrower through the Administrative Lender, with a copy to the Administrative Lender:

               (A) if any lending office is located in the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"),
                                                            ---------

                 (B) if any lending office is located outside the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001").
                                                               ---------

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such lending office or lending offices under this Agreement free from withholding of United States Federal income tax;

          (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Borrower through the Administrative Lender, with a copy to the Administrative Lender, in replacement for the forms previously delivered by it hereunder:

                 (A) if such changed or additional lending office is located in the United States of America, two (2) accurate and complete signed originals of Form 4224; or

                 (B) otherwise, two (2) accurate and complete signed originals of Form 1001,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax;

          (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause
     (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrower through the Administrative Lender with a copy to the Administrative Lender, two (2) accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender;

          (iv) it shall, promptly upon the request of the Borrower to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes; and

          (v) it shall notify the Borrower within 30 days after any event (including an amendment to, or a change in any applicable law or regulation or in the written interpretation thereof by any regulatory authority or any judicial authority, or by ruling applicable to such Lender of any governmental authority charged with the interpretation or administration of any law) shall occur that results in such Lender no longer being capable of receiving payments without any deduction or withholding of United States federal income tax.

     (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder.

     (g)  Any Lender claiming any additional amounts payable pursuant to this
Section 2.15 shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.

     (h) Each Lender (and the Administrative Lender with respect to payments to the Administrative Lender for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's lending office) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section 2.15; provided,
                                                                  --------
however, the Lenders and the Administrative Lender shall not be obligated by
-------
reason of this Section 2.15(h) to contest the payment of any Taxes or Other Taxes or to disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning. Subject to the foregoing, to the extent the Borrower pays sums pursuant to this
Section 2.15 and the Lender or the Administrative Lender receives a refund of any or all of such sums, such refund shall be applied to pay any amounts then due and owing under this Agreement or, to the extent that no amounts are due and owing under this Agreement at the time such refunds are received, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower, provided that no Default or Event of Default is in existence at such time.

     Section 2.16  Letters of Credit.
                   -----------------

     (a)  The Letter of Credit Facility. The Borrower may request the Issuing
          -----------------------------
Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit (the "Letters of
                                                                    ----------
Credit") for the account of the Borrower or any Subsidiary from time to time on
------
any Business Day from the date of the initial Advance until the Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed at any time outstanding the lesser of (i) $175,000,000 (the "Letter of Credit Facility") and (ii) the sum of (A) the Commitment minus (B)
--------------------------                                          -----
the aggregate principal amount of Advances then outstanding. No Letter of Credit (other than the Tax-Exempt Letters of Credit) shall be issued to support any obligation of the Borrower or any Subsidiary in respect of debt for borrowed money. No Letter of Credit (other than the Tax-Exempt Letters of Credit) shall have an expiration date (including all rights of renewal) later than the earlier of (i) ten days prior to the Maturity Date or (ii) one year after the date of issuance thereof. Immediately upon the issuance of each Letter of Credit (or, with respect to the Existing Letters of Credit, on the Agreement Date), the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of the Borrower under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Specified Percentage of the Commitment times (y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this
Section 2.16(a), repay any Advances resulting from drawings thereunder pursuant to Section 2.16(c) and request the issuance of additional Letters of Credit under this Section 2.16(a).

     (b)  Request for Issuance. Each Letter of Credit shall be issued upon
          --------------------
notice, given not later than 11:00 a.m. (Dallas time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Lender and each Lender prompt notice thereof by telex, telecopier or cable. Each Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrower (and, if such Letter of Credit is being issued for the account of a Subsidiary, such Subsidiary) and the Issuing Bank in form and substance reasonably satisfactory to the Borrower (and, if such Letter of Credit is being issued for the account of a Subsidiary, such Subsidiary) and the Issuing Bank providing for the issuance of Letters of Credit pursuant to this Agreement and containing terms and conditions not inconsistent with this Agreement (a "Letter of Credit Agreement"), provided that if any such terms and
              --------------------------    --------
conditions are inconsistent with this Agreement, this Agreement shall control. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance")
                                                       ------------------
shall be by telex, telecopier or cable, specifying therein, in the case of a Letter of Credit, the requested (A) date of such issuance (which shall be a Business Day), (B) maximum amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit, (E) form of such Letter of Credit and (F) such other information as shall be required pursuant to the relevant Letter of Credit Agreement. If the requested terms of such Letter of Credit are acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article 3 hereof, make such Letter of Credit available to the Borrower (or, if such Letter of Credit is being issued for the account of a Subsidiary, to such Subsidiary) at its office referred to in
Section 11.1 or as otherwise agreed with the Borrower (or, if such Letter of Credit is being issued for the account of a Subsidiary, to such Subsidiary) in connection with such issuance.

     (c)  Drawing and Reimbursement. The payment by the Issuing Bank of a draft
          -------------------------
drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Revolving Credit Advance, which shall bear interest at the Base Rate Basis, in the amount of such draft (but without any requirement for compliance with the conditions set forth in Article 3 hereof). In the event that a drawing under any Letter of Credit is not reimbursed by the Borrower by 11:00 a.m. (Dallas time) on the first Business Day after such drawing, the Issuing Bank shall promptly notify Administrative Lender and each other Lender. Each such Lender shall, on the first Business Day following such notification, make a Revolving Credit Advance (or if as a result of any Debtor Relief Law the Lenders are prohibited from making a Revolving Credit Advance, each Lender shall fund its participation purchased pursuant to
Section 2.16(a) by making such amount available to the Administrative Lender), which shall bear interest at the Base Rate Basis, and shall be used to repay the applicable portion of the Issuing Bank's Revolving Credit Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in Article 3 hereof) and shall make available to the Administrative Lender for the account of the Issuing Bank, by deposit at the Administrative Lender's office, in same day funds, the amount of such Revolving Credit Advance (or such participation). In the event that any Lender fails to make available to the Administrative Lender for the account of the Issuing Bank the amount of such Revolving Credit Advance (or such participation), the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate.

     (d)  Increased Costs. If any change in any law or regulation or in the
          ---------------
interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or any Lender or (ii) impose on the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender any other condition regarding this Agreement or such Lender or any Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Issuing Bank of issuing or maintaining any Letter of Credit or to any Lender of purchasing any participation therein or making any Revolving Credit Advance pursuant to Section 2.16(c), then, upon demand by the Issuing Bank or such Lender, the Borrower shall, subject to
Section 11.9 hereof, pay to the Issuing Bank or such Lender, from time to time as specified by the Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate the Issuing Bank or such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Issuing Bank or such Lender, shall include in reasonable detail the basis for the demand for additional compensation and shall be conclusive and binding for all purposes, absent manifest error. The obligations of the Borrower under this Section 2.16(d) shall survive termination of this Agreement. The Issuing Bank or any Lender claiming any additional compensation under this
Section 2.16(d) shall use reasonable efforts (consistent with legal and regulatory restrictions) to reduce or eliminate any such additional compensation which may thereafter accrue and which efforts would not, in the sole discretion of the Issuing Bank or such Lender, be otherwise disadvantageous.

     (e)  Obligations Absolute. The obligations of the Borrower under this
          --------------------
Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Advance pursuant to Section 2.16(c) shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (i) any lack of validity or enforceability of this Agreement, any other Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C Related Documents");
      ---------------------

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to
     Section 2.16(c) or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

          (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any payment made upon the Issuing Bank's gross negligence or willful misconduct;

          (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any Subsidiary Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section 2.16(c); or

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor, other than the Issuing's Bank gross negligence or wilful misconduct.

     (f)  Compensation for Letters of Credit.
          ----------------------------------

          (i)    Credit Fees. Subject to Section 11.9 hereof, the Borrower shall
                 -----------
     pay to the Administrative Lender for the account of each Lender a credit fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) on the average daily amount available for drawing under all outstanding Letters of Credit (computed, subject to Section 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed) at the following per annum percentages, applicable in the following situations:


                             Applicability                                   Percentage
                             -------------                                   ----------
(A)  Category 1 - The Leverage Ratio is greater than or equal to 3.0 to         1.500%
            1

(B)  Category 2 - The Leverage Ratio is less than 3.0 to 1 but is               1.250%
            greater than or equal to 2.0 to 1

(C)  Category 3 - The Leverage Ratio is less than 2.0 to 1 but is               1.000%
            greater than or equal to 1.0 to 1

(D)  Category 4 - The Leverage Ratio is less than 1.0 to 1                      0.750%

     (ii)   Adjustment of Credit Fee. The credit fee payable in respect of the
            ------------------------
Letters of Credit shall be subject to reduction or increase, as applicable and as set forth in the table in (i) above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio. Any such increase or reduction in such fee shall be effective on the date of receipt of the financial statements required pursuant to Section 6.1 or 6.2 hereof. If such financial statements are not received by the date required, the fee payable in respect of the Letters of Credit shall be determined pursuant to Category 1
                                                                 ----------
above until such time as such financial statements are received.

     (iii)  Issuance Fee. Subject to Section 11.9 hereof, the Borrower
            -------------
shall pay to the Administrative Lender for the sole account of the Issuing Bank an issuance fee (which fee shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) equal to 0.125% per annum on the average daily amount available for drawing under all outstanding Letters of Credit, and computed, subject to Section 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed.

(g)  L/C Cash Collateral Account.
     ---------------------------

     (i) Upon the occurrence of an Event of Default and demand by the Administrative Lender pursuant to Section 8.2(c) (but in the case of an Event of Default specified in Section 8.1(f) or (g) hereof, without any demand or taking of any other action by the Administrative Lender or any Lender), the Borrower will promptly pay to the Administrative Lender in immediately available funds an amount equal to 102% of the maximum amount then available to be drawn under the Letters of Credit then outstanding. Any amounts so received by the Administrative Lender shall be deposited by the Administrative Lender in a deposit account maintained by the Issuing Bank (the "L/C Cash Collateral
                                                     -------------------
Account").
-------

     (ii) As security for the payment of all Reimbursement Obligations and for any other Obligations, the Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Administrative Lender (for the benefit of the Issuing Bank and Lenders), and creates in the Administrative Lender's favor (for the benefit of the Issuing Bank and Lenders) a Lien in, all money, instruments and securities at any time held in or acquired in connection with the L/C Cash Collateral Account, together with all proceeds thereof. The L/C Cash Collateral Account shall be under the sole dominion and control of the Administrative Lender and the Borrower shall have no right to withdraw or to cause the Administrative Lender to withdraw any funds deposited in the L/C Cash Collateral Account. At any time and from time to time, upon the Administrative Lender's request, the Borrower promptly shall execute and deliver any and all such further instruments and documents, including UCC financing statements, as may be necessary, appropriate or desirable in the Administrative Lender's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this paragraph (ii) and of the rights and powers herein granted. The Borrower shall not create or suffer to exist any Lien on any amounts or investments held in the L/C Cash Collateral Account other than the Lien granted under this paragraph (ii) and Liens arising by operation of Law and not by contract which secure amounts not yet due and payable.

     (iii) The Administrative Lender shall (A) apply any funds in the L/C Cash Collateral Account on account of Reimbursement Obligations when the same become due and payable if and to the extent that the Borrower shall fail directly to pay such Reimbursement Obligations and (B) after the Maturity Date, apply any proceeds remaining in the L/C Cash Collateral Account first to pay any unpaid
                                                      -----
Obligations then outstanding hereunder and then to refund any remaining amount
                                           ----
to the Borrower.


     (iv) The Borrower, no more than once in any calendar month, may direct the Administrative Lender to invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in (A) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and (B) one or more other types of investments permitted by the Determining Lenders, in each case with such maturities as the Borrower, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. In the absence of any such direction from the Borrower, the Administrative Lender shall invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with the consent of the Determining Lenders with such maturities as the Borrower, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. All such investments shall be made in the Administrative Lender's name for the account of the Lenders. The Borrower recognizes that any losses or taxes with respect to such investments shall be borne solely by the Borrower, and the Borrower agrees to hold the Administrative Lender and the Lenders harmless from any and all such losses and taxes. Administrative Lender may liquidate any investment held in the L/C Cash Collateral Account in order to apply the proceeds of such investment on account of the Reimbursement Obligations (or on account of any other Obligation then due and payable, as the case may be) without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrower hereby agrees to reimburse the Administrative Lender) as a result of such application.

          (v) The Borrower shall pay to the Administrative Lender the fees customarily charged by the Issuing Bank with respect to the maintenance of accounts similar to the L/C Cash Collateral Account.


                                   ARTICLE 3

                             Conditions Precedent
                             --------------------

     Section 3.1  Conditions Precedent to the Initial Advance and the Letters of
                  --------------------------------------------------------------
Credit. The obligation of each Lender to make the initial Advance and the
------
obligation of the Issuing Bank to issue the initial Letter of Credit is subject to (i) receipt by the Administrative Lender of each of the following, in form and substance satisfactory to each Lender, with a copy (except for the Notes) for each Lender and (ii) satisfaction of the following conditions, except as otherwise waived by each Lender:

     (a) A loan certificate of the Borrower certifying as to the accuracy of its representations and warranties in the Loan Documents, certifying that no Default has occurred, and including a certificate of incumbency with respect to each Authorized Signatory, and including (i) a copy of the Articles of Incorporation of the Borrower, certified to be true, complete and correct by the secretary of state of its state of incorporation, (ii) a copy of the By-Laws of the Borrower, as in effect on the Agreement Date, (iii) a copy of the resolutions of the Borrower authorizing it to execute, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party, and
(iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation and each state in which it is qualified to do business;

     (b) A certificate of an officer acceptable to the Lenders of each Subsidiary, certifying as to the incumbency of the officers signing the Loan Documents to which it is a party, and including (i) a copy of its Articles of Incorporation (or other similar organizational document), certified as true, complete and correct by the secretary of state of its state of incorporation or organization, (ii) a copy of its By-Laws (or other similar governance document), as in effect on the Agreement Date, (iii) a copy of the resolutions authorizing it to execute, deliver and perform the Loan Documents to which it is a party, and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation or organization and each state in which it is qualified to do business;

     (c) duly executed Revolving Credit Notes, payable to the order of each Lender and in an amount for each Lender equal to its Specified Percentage of the Commitment;

     (d)  duly executed Bid Rate Notes, payable to the order of each Lender;

     (e) opinions of counsel to the Borrower and its Subsidiaries addressed to the Lenders and in form and substance satisfactory to the Lenders, dated the Agreement Date, and covering the matters set forth in Sections 4.1(a), (b), (c),
(e), (f), (h), (l), (m), (n) and (p) and such other matters incident to the transactions contemplated hereby as the Administrative Lender or Special Counsel may reasonably request;

     (f) reimbursement for the Administrative Lender for Special Counsel's reasonable fees and expenses rendered as of the date set forth in the invoice of Special Counsel;

     (g) a duly executed and completed Subsidiary Guaranty, dated as of the Agreement Date;

     (h) payment in full of all accrued and outstanding obligations under the Existing Credit Agreement (other than contingent obligations in respect of the Existing Letters of Credit) whereupon all obligations of the Borrower (excluding those obligations which expressly survive termination of the Existing Credit Agreement) and the lenders under the Existing Credit Agreement (including with respect to such lenders, without limitation, the Existing Letters of Credit) shall terminate;

     (i) all outstanding obligations owed by the Borrower under the Existing Credit Agreement shall have been previously or shall be simultaneously paid in full and all collateral therefor shall be released;

     (j) the holders of the Prudential Borrower Notes, the Prudential Assumed Notes and the Senior Notes and the Lenders shall have entered into a Second Amended and Restated Intercreditor Agreement with respect thereto in form and substance satisfactory to the Lenders; and

     (k) in form and substance satisfactory to the Lenders and Special Counsel, such other documents, instruments, reports and certificates as the Administrative Lender or any Lender may reasonably require prior to execution of this Agreement.

     Section 3.2  Conditions Precedent to All Advances and Letters of Credit.
                  ----------------------------------------------------------
The obligation of each Lender to make each Advance hereunder (including the initial Advance) and the obligation of the Issuing Bank to issue each Letter of Credit (including the initial Letter of Credit) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance or issuance:

     (a) With respect to Advances (other than Refinancing Advances) and each issuance of a Letter of Credit, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance or issuance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of the Advance or issuance;

     (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Lender. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of such Advance or issuance, is received by the Administrative Lender from the Borrower prior to the making of such Advance or issuance;

     (c) There shall not exist a Default hereunder, with respect to Advances (other than Refinancing Advances) and with respect to issuance of each Letter of Credit, or an Event of Default, with respect to any Refinancing Advance, and, with respect to each Advance (other than a Refinancing Advance) and with respect to issuance of each Letter of Credit, the Administrative Lender shall have received written or telephonic certification thereof by an Authorized Signatory (which certification, if telephonic, shall be followed promptly by written certification);

     (d) The aggregate Advances and amount available for draws under Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the maximum principal amount then permitted to be outstanding hereunder; and

     (e) The Administrative Lender shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Lender or any Lender may reasonably request.

     Notwithstanding the above, the obligation of each Lender to make a Revolving Credit Advance pursuant to Section 2.16(c) (or fund its participation in respect of Letters of Credit pursuant to Section 2.16(c)) shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (i) the occurrence of any Default or Event of Default, or
(ii) the failure of the Borrower to satisfy any condition set forth in this
Section 3.2; provided, however, the conditions precedent set forth in Sections
             --------  -------
3.1 and 3.2 hereof with respect to the Letter of Credit for which such Revolving Credit Advance is made (or participation funded) shall have been satisfied in full at the time of issuance of such Letter of Credit.

     Each request by the Borrower to the Administrative Lender or the Issuing Bank, as appropriate, for an Advance or the issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower as of the date of the making of such Advance or the issuance of such Letter of Credit that all the conditions contained in this Section 3.2 have been satisfied.

                                   ARTICLE 4

                        Representations and Warranties
                        ------------------------------

     Section 4.1  Representations and Warranties. The Borrower hereby represents
                  ------------------------------
and warrants to each Lender as follows:

     (a)  Organization; Power; Qualification. As of the Agreement Date, the
          ----------------------------------
respective jurisdiction of organization and percentage ownership by the Borrower or another Subsidiary of the Subsidiaries listed on Schedule 4 are true and
                                                    ----------
correct. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its state of organization. Each of the Borrower and its Subsidiaries has the legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Borrower and its Subsidiaries is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except where the failure to be so qualified or authorized would not have a Material Adverse Effect.

     (b)  Authorization. The Borrower has corporate power and has taken all
          -------------
necessary corporate action to authorize it to borrow hereunder. Each of the Borrower and its Subsidiaries has legal power and has taken all necessary legal action to execute, deliver and perform the Loan Documents to which it is a party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Document has been duly executed and delivered by the Borrower or the Subsidiary executing it. Each of the Loan Documents to which the Borrower and its Subsidiary are party is a legal, valid and binding respective obligation of the Borrower or the Subsidiary, as applicable, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any Subsidiary).

     (c)  Compliance with Other Loan Documents and Contemplated Transactions.
          ------------------------------------------------------------------
The execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent or approval not already obtained, (ii) violate any Applicable Law, (iii) conflict with, result in a breach of, or constitute a default under the articles of incorporation, partnership agreement, trust agreement or by-laws, as appropriate, of the Borrower or any Subsidiary, or under any Necessary Authorization, indenture, agreement or other instrument, to which the Borrower or any Subsidiary is a party or by which they or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary, except Permitted Liens.

     (d)  Business.  The Borrower and its Subsidiaries are engaged solely in the
          --------
business of manufacturing, mining, producing, transporting and selling construction and construction related materials, including but not limited to natural (sand and gravel) and manufactured aggregates, cement, concrete, concrete products, clay and cement bricks, and concrete blocks; producing, transporting and selling specialty products produced as by-products of such construction and construction related materials; acquiring, developing and selling real-estate; maintaining, owning, managing and operating aircraft; acquiring, disposing, storing, treating, processing and recycling combustible waste materials; producing and selling a broad range of carbon steel products from recycled steel; recycling waste products; and acquiring, owning, disposing, conducting and operating trades, services and businesses related and/or similar to any of the foregoing; provided, however, Subsidiaries of the Borrower may engage in Securitizations permitted by Section 7.4(a)(ii) hereof and activities related to such Securitizations, provided that any such Subsidiary that engages in such Securitizations shall engage in no other business.

     (e)  Licenses, etc.  All Necessary Authorizations, which if not obtained
          --------------
could be reasonably expected to have a Material Adverse Effect, have been duly obtained, and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions. The Borrower and its Subsidiaries are and will continue to be in compliance in all material respects with all provisions thereof. No circumstance exists which might impair the utility of the Necessary Authorization or the right to renew such Necessary Authorization the effect of which would have a Material Adverse Effect. No Necessary Authorization, which if suspended, canceled or revoked could reasonably be expected to have a Material Adverse Effect, is the subject of any pending or, to the best of the Borrower's knowledge, threatened challenge, suspension, cancellation or revocation.

     (f)  Compliance with Law.  The Borrower and its Subsidiaries are in
          -------------------
compliance in all respects with all Applicable Laws, except where the failure to so comply would not have a Material Adverse Effect. The Borrower and its Subsidiaries have duly and timely filed all reports, statements and filings that are required to be filed by any of them with any Governmental Authority, and are in all material respects in compliance therewith, including without limitation the rules and regulations of any Governmental Authority relating to the operation of the Borrower's and each Subsidiary's business. The Borrower and its Subsidiaries have obtained all appropriate approvals and consents of, and has made all filings with, the Governmental Authorities in connection with the operation of the Borrower's and each Subsidiary's business.

     (g)  Title to Properties.  The Borrower and its Subsidiaries have good and
          -------------------
indefeasible title to, or a valid leasehold interest in, all of their material assets. None of their assets are subject to any Liens, except Permitted Liens. No financing statement or other Lien filing (except relating to Permitted Liens) is on file in any state or jurisdiction that names the Borrower or any of its Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Subsidiaries. The Borrower and its Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing.

     (h)  Litigation.  Except as reflected on Schedule 3 hereto, there is no
          ----------                          ----------
action, suit or proceeding pending against, or, to the best of the Borrower's knowledge, threatened against the Borrower, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their properties, in any court or before any arbitrator of any kind or before or by any governmental body in which the amount claimed (in excess of applicable insurance) exceeds $1,000,000.

     (i)  Taxes.  All federal, state and other tax returns of the Borrower and
          -----
its Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, assessments and other governmental charges or levies upon the Borrower, its Subsidiaries or any of their respective properties, income, profits and assets, which are due and payable, have been paid, unless the same are being diligently contested in good faith by appropriate proceedings, with adequate reserves established therefor, and no Lien (other than a Permitted Lien) has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of their respective taxes are, in the judgment of the Borrower, adequate.

     (j)  Financial Statements; Material Liabilities.  The Borrower has
          ---  ------------------------------------------
furnished or caused to be furnished to the Lenders copies of its fiscal years 1997 and 1998 financial statements, which are prepared in good faith and complete in all material respects and present fairly in accordance with GAAP the financial position of the Borrower and its Subsidiaries as at such dates and the results of operations for the periods then ended. The Borrower and its Subsidiaries taken as a whole have no material liabilities, contingent or otherwise, nor material losses, except as set forth in the May 31, 1998 financial statements.

     (k)  No Adverse Change.  Since May 31, 1998, no event or circumstances has
          -----------------
occurred or arisen that could have a Material Adverse Effect.

     (l)  ERISA.  None of the Borrower or its Controlled Group maintains or
          -----
contributes to any Plan other than those disclosed to the Administrative Lender in writing. Each such Plan (other than any Multiemployer Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code, and any other applicable Federal or state law, rule or regulation. With respect to each Plan (other than any Multiemployer Plan) of the Borrower and each member of its Controlled Group, all reports required under ERISA or any other Applicable Law to be filed with any governmental authority, the failure of which to file could reasonably result in liability of the Borrower or any member of its Controlled Group in excess of $100,000, have been duly filed. All such reports are true and correct in all material respects as of the date given. No Plan of the Borrower or any member of its Controlled Group has been terminated under
Section 4041(c) of ERISA nor has any accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required under the terms of any such Plan, or by Section 412 of the Code or Section 302 of ERISA by the due date under Section 412 of the Code and Section 302 of ERISA the result of which could reasonably be expected to have a Material Adverse Effect. There has been no ERISA Event or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Plan or its related trust of the Borrower or any member of its Controlled Group since the effective date of ERISA. The present value of the benefit liabilities, as defined in Title IV of ERISA, of each Plan subject to Title IV of ERISA (other than a Multiemployer Plan) of the Borrower and each member of its Controlled Group does not exceed by more than $100,000 the present value of the assets of each such Plan as of the most recent valuation date using each such Plan's actuarial assumptions at such date. There are no pending, or to the best of the Borrower's knowledge threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or, to the best of the Borrower's knowledge, any member of its Controlled Group has engaged in any prohibited transactions, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has withdrawn from any Multiemployer Plan except as described in writing to the Administrative Lender prior to the Agreement Date, nor has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (C) any liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA. None of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b), has engaged in a transaction within the meaning of ERISA Section 4069 the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group maintains or has established any Plan, which is a material welfare benefit plan within the meaning of Section 3(1) of ERISA and which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment, except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder. Each of Borrower and its Controlled Group which maintains a Plan which is a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied in all material respects with any applicable notice and continuation requirements of COBRA and the regulations thereunder. None of the Borrower or any member of its Controlled Group maintains, has established, or has ever participated in a multiemployer welfare benefit arrangement within the meaning of Section 3(40)(A) of ERISA.

     (m)  Compliance with Regulations T, U and X.  The Borrower is not engaged
          --------------------------------------
principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System. No more than 25% of the assets of the Borrower and its Subsidiaries consist of margin stock. None of the Borrower and its Subsidiaries nor any agent acting on their behalf, have taken or will knowingly take any action which might cause this Agreement or any other Loan Documents to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect. Neither the making of the Advances nor the use of the proceeds thereof will violate, or be inconsistent with, the provisions of Regulations T, U or X of said Board of Governors.

     (n)  Governmental Regulation.  The Borrower and its Subsidiaries are not
          -----------------------
required to obtain any Necessary Authorization that has not already been obtained from, or effect any material filing or registration that has not already been effected with, any Governmental Authority in connection with the execution and delivery of this Agreement or any other Loan Document, or the performance thereof (other than any enforcement of remedies by the Administrative Lender on behalf of the Lenders) in accordance with their respective terms, including any borrowings hereunder.

     (o)  Absence of Default.  The Borrower and its Subsidiaries are in
          ------------------
compliance in all material respects with all of the provisions of their articles of incorporation and by-laws, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) a Default or an Event of Default or (ii) a default by the Borrower or any of its Subsidiaries under any indenture, agreement or other instrument, or any judgment, decree or order to which the Borrower or any of its Subsidiaries or by which they or any of their material properties is bound.

     (p)  Investment Company Act.  The Borrower is not required to register
          ----------------------
under the provisions of the Investment Company Act of 1940, as amended. Neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body of authority pursuant to any provisions of such act.

     (q)  Environmental Matters.  Each of the Borrower and its Subsidiaries is
          ---------------------
in compliance with all Applicable Environmental Laws in effect in each jurisdiction where it is presently doing business or has done business, and in which the failure so to comply could have a Material Adverse Effect. Neither the Borrower nor any of the Subsidiaries is subject to any liability under any Applicable Environmental Laws that, in the aggregate, could have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any (a) notice from any Governmental Authority by which any of its present or previously-owned or leased real properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Applicable Environmental Law as a Hazardous Substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Applicable Environmental Law,
(b) notice of any Lien arising under or in connection with any Applicable Environmental Law that has attached to any revenues of, or to, any of its owned or leased real properties, or (c) summons, citation, notice, directive, letter, or other communication, written or oral, from any Governmental Authority concerning any intentional or unintentional action or omission by the Borrower or such Subsidiary in connection with its ownership or leasing of any real property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any Hazardous Substance into the environment resulting in any material violation of an Applicable Environmental Law, in each case in (a), (b) and (c) immediately preceding where the effect of which could have a Material Adverse Effect.

     (r)  Certain Fees.  No broker's, finder's or other fee or commission will
          ------------
be payable by the Borrower (other than to the Lenders hereunder) with respect to the making of the Commitment or the Advances hereunder or the issuance of any Letters of Credit. The Borrower agrees to indemnify and hold harmless the Administrative Lender and each Lender from and against any claims, demand, liability, proceedings, costs or expenses asserted with respect to or arising in connection with any such fees or commissions.

     (s)  Necessary Authorizations.  No event has occurred which permits (or
          ------------------------
with the passage of time would permit) the revocation or termination of any Necessary Authorization, or which could result in the imposition of any restriction thereon of such a nature that could reasonably be expected to have a Material Adverse Effect.

     (t)  Patents, Etc.  The Borrower and its Subsidiaries have obtained all
          ------------
patents, trademarks, service-marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their business as presently conducted and as proposed to be conducted. Nothing has come to the attention of the Borrower or any of its Subsidiaries to the effect that (i) any process, method, part or other material presently contemplated to be employed by the Borrower or any Subsidiary may infringe any patent, trademark, service-mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or overtly threatened any claim or litigation against or affecting the Borrower or any Subsidiary contesting its right to sell or use any such process, method, part or other material.

     (u)  Disclosure.  Neither this Agreement nor any other document,
          ----------
certificate or statement which has been furnished to any Lender by or on behalf of the Borrower or any Subsidiary in connection herewith contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statement contained herein and therein not misleading at the time it was furnished. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to materially adversely affect the assets or business of the Borrower and its Subsidiaries, or in the future could reasonably be expected (so far as the Borrower can now foresee) to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower prior to the date hereof in connection with the transaction contemplated hereby.

     (v)  Solvency.  The Borrower is, and Borrower and its Subsidiaries on a
          --------
consolidated basis are, Solvent.

     (w)  Common Enterprise.  The Borrower and its Subsidiaries are engaged in
          -----------------
the businesses set forth in Section 4.1(d) hereof. These operations require financing on a basis such that the credit supplied can be made available from time to time to the Borrower and various of the Subsidiaries, as required for the continued successful operation of the Borrower and its Subsidiaries as a whole. The Borrower and its Subsidiaries expect to derive benefit (and the boards of directors of the Borrower and its Subsidiaries have determined that the Borrower and the Subsidiaries may reasonably be expected to derive benefit), directly or indirectly, from the credit extended by Lenders hereunder, both in their separate capacities and as members of the group of companies, since the successful operation and condition of the Borrower and its Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

     (x)  Year 2000 Compliance.  The Borrower has (a) initiated a review and
          --------------------
assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by its suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all computer applications (including, based on representations from its suppliers and vendors, those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not
 -------------------
reasonably be expected to have a Material Adverse Effect.

     Section 4.2  Survival of Representations and Warranties, etc.  All
                  -----------------------------------------------
representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date and at and as of the date of each Advance and each Letter of Credit, and each shall be true and correct when made, except to the extent (a) previously fulfilled in accordance with the terms hereof, (b) applicable to a specific date or otherwise subsequently inapplicable, or (c) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance under this Agreement.

                                   ARTICLE 5

                               General Covenants
                               -----------------

     So long as any of the Obligations are outstanding and unpaid or the Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

     Section 5.1  Preservation of Existence and Similar Matters.  The Borrower
                  ---------------------------------------------
shall, and shall cause each Subsidiary to:

     (a) preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from federal, state and local governmental bodies and any tribunal (regulatory or otherwise), the loss of which could have a Material Adverse Effect; and

     (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not have a Material Adverse Effect.

     Section 5.2  Business; Compliance with Applicable Law.  The Borrower and
                  ----------------------------------------
its Subsidiaries shall (a) engage solely in the businesses set forth in Section 4.1(d) hereof, and (b) comply in all material respects with the requirements of all Applicable Law, including, without limitation, all Applicable Environmental Laws.

     Section 5.3  Maintenance of Properties.  The Borrower shall, and shall
                  -------------------------
cause each Subsidiary to, maintain or cause to be maintained all its properties (whether owned or held under lease) in reasonably good repair, working order and condition, taken as a whole, and from time to time make or cause to be made all appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

     Section 5.4  Accounting Methods and Financial Records.  The Borrower shall,
                  ----------------------------------------
with respect to its consolidated financial statements, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with GAAP, and keep accurate and complete records of its respective assets. The Borrower and each of its Subsidiaries shall maintain a fiscal year ending on May 31.

     Section 5.5  Insurance.  The Borrower shall, and shall cause each
                  ---------
Subsidiary to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability, including, without limitation, business interruption coverage.

     Section 5.6  Payment of Taxes and Claims.  The Borrower shall, and shall
                  ---------------------------
cause each Subsidiary to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its income or properties prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as no Lien (other than a Permitted Lien) shall attach with respect thereto and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower shall, and shall cause each Subsidiary to, timely file all information returns required by federal, state or local tax authorities.

     Section 5.7  Visits and Inspections.  The Borrower shall, and shall cause
                  ----------------------
each Subsidiary to, promptly permit representatives of the Administrative Lender or any Lender from time to time to (a) visit and inspect the properties of the Borrower and Subsidiary as often as the Administrative Lender or any Lender shall reasonably deem advisable, (b) inspect and make extracts from and copies of the Borrower's and each Subsidiary's books and records, and (c) discuss with the Borrower's and each Subsidiary's directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects; provided, however, any information obtained by the Administrative Lender or any Lender shall be handled pursuant to the confidentiality provisions of Section 11.14 hereof. Prior to the occurrence of an Event of Default, all such visits and inspections shall be conducted during normal business hours. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Lender or any Lender.

     Section 5.8  Payment of Indebtedness.  Subject to Section 5.6 hereof, the
                  -----------------------
Borrower shall, and shall cause each Subsidiary to, pay its Indebtedness when and as the same becomes due, other than amounts (other than the Obligations) duly and diligently disputed in good faith.

     Section 5.9  Use of Proceeds.  The Borrower shall use the proceeds of
                  ---------------
Advances to refinance the indebtedness under the Existing Credit Agreement which is outstanding on the Agreement Date and for working capital and for other general corporate purposes, including acquisitions and Treasury Stock Purchases.

     Section 5.10 Indemnity.
                  ---------

     (A) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE LENDER, EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY
                -----------

AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER OR ITS PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ANY SUBSIDIARY OR THE VIOLATION OR ASSERTED VIOLATION BY THE BORROWER OR ANY SUBSIDIARY OF ANY APPLICABLE LAW, INCLUDING ANY APPLICABLE ENVIRONMENTAL LAW), IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, THE MAKING OF ANY PARTICIPATIONS IN THE ADVANCES AND THE MANAGEMENT OF THE ADVANCES, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY NEGLIGENCE OF ADMINISTRATIVE LENDER OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE ADMINISTRATIVE LENDER OR ANY LENDER AND NOT THE BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (I) ANY CLAIM OR LIABILITY FROM AN INDEMNITEE THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (II) MATTERS RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT (COLLECTIVELY, "INDEMNIFIED MATTERS"). TO THE EXTENT
                                         -------------------
THAT ANY INDEMNIFIED MATTER INVOLVES ONE OR MORE INDEMNITEES, SUCH INDEMNITEES SHALL USE THE SAME LEGAL COUNSEL UNLESS ANY INDEMNITEE IN ITS REASONABLE DISCRETION DETERMINES THAT CONFLICTS EXIST OR MAY ARISE IN CONNECTION WITH SUCH REPRESENTATION.

     (b) In addition, the Borrower shall periodically, upon request, reimburse each Indemnitee for its reasonable legal and other actual expenses (including the cost of any investigation and preparation) incurred in connection with any Indemnified Matter. If for any reason the foregoing indemnification is unavailable to any Indemnitee or insufficient to hold any Indemnitee harmless with respect to Indemnified Matters, then the Borrower shall contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Borrower and the Borrower's stockholders on the one hand and such Indemnitee on the other hand but also the relative fault of the Borrower and such Indemnitee, as well as any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations under this Section shall be in addition to any liability which the Borrower may otherwise have, shall extend upon the same terms and conditions to each Indemnitee, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrower, the Administrative Lender, the Lenders and all other Indemnitees. This Section 5.10 shall survive any termination of this Agreement and payment of the Obligations.

     Section 5.11  Year 2000 Compliance.  The Borrower will promptly notify the
                   --------------------
Administrative Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE 6

                             Information Covenants
                             ---------------------

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled), the Borrower shall furnish or cause to be furnished to each Lender:

     Section 6.1  Quarterly Financial Statements and Information.  Within 60
                  ----------------------------------------------
days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year), (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related consolidated statement of income and consolidated statement of changes in cash for such quarter and for the elapsed portion of the year ended with the last day of such quarter and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter and the related consolidated statement of income and consolidated statement of changes in cash for such quarter and for the elapsed portion of the year ended with the last day of such quarter, with the Borrower's investment in any Ventures being accounted for in accordance with the equity method of accounting, all of which shall be certified by the president, chief financial officer or chief accounting officer of the Borrower, to be, in his or her opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP (except to the extent that the Borrower's investment in any Ventures is accounted for according to the equity method of accounting), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

     Section 6.2  Annual Financial Statements and Information; Certificate of No
                  --------------------------------------------------------------
Default.
-------

     (a) Within 105 days after the end of each fiscal year, a copy of (i) the consolidated balance sheets of the Borrower and its Subsidiaries, as of the end of the current and prior fiscal years and (ii) consolidated statements of earnings, consolidated statements of changes in shareholders' equity, and consolidated statements of changes in cash as of and through the end of such fiscal year, all of which consolidated statements are (A) prepared in accordance with GAAP and (B) certified by independent certified public accountants acceptable to the Lenders (the Lenders agree that Ernst & Young & Co. is acceptable to the Lenders), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

     (b) Within 105 days after the end of each fiscal year, a copy of (i) the consolidated balance sheets of the Borrower and its Subsidiaries, as of the end of the current and prior fiscal years and (ii) consolidated statements of earnings, consolidated statements of changes in shareholder's equity, and consolidated statements of changes in cash as of and through the end of such fiscal year, all of which statements (A) will account for the Borrower's investment in any Ventures according to the equity method of accounting and (B) shall be certified by the president, chief financial officer or chief accounting officer of the Borrower to be, in his or her opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP (except to the extent that the Borrower's investment in any Ventures is accounted for according to the equity method of accounting), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of each such fiscal year.

     (c)  Simultaneously with the delivery of the statements required by this
Section 6.2, a letter from the Borrower's public accountants certifying that no Default was detected during the examination of the Borrower and its Subsidiaries, and authorizing the Borrower to deliver such financial statements and opinion thereon to the Administrative Lender and Lenders pursuant to this Agreement.

     (d) As soon as available, but in any event within 105 days following the end of each fiscal year, a copy of an annual consolidated operating budget of the Borrower and its Subsidiaries for the succeeding fiscal year.

     Section 6.3  Compliance Certificates.  At the time financial statements are
                  -----------------------
furnished pursuant to Sections 6.1 and 6.2 hereof, a Compliance Certificate:

     (a) setting forth at the end of such period, certifications and arithmetical calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the requirements of Sections 7.1, 7.6, 7.9, 7.10, 7.11 and 7.12 hereof, which shall be substantially in the form of Exhibit
                                                                        -------
D hereto;
-

     (b) setting forth the aggregate amount of outstanding Advances and Reimbursement Obligations and certifying as to compliance herewith; and

     (c) stating that, to the best of his or her knowledge after due inquiry, no Default has occurred as at the end of such period, or if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken with respect to such Default.

     Section 6.4  Copies of Other Reports and Notices.
                  -----------------------------------

     (a) Promptly upon their becoming available, a copy of (i) all material reports or letters submitted to the Borrower or any Subsidiary by accountants in connection with any annual, interim or special audit, including without limitation any report prepared in connection with the annual audit referred to in Section 6.2 hereof, and, if requested by the Administrative Lender, any other comment letter submitted to management in connection with any such audit, (ii) each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to stockholders generally, (iii) each regular, periodic or other report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any thereof) filed by the Borrower or any Subsidiary with any securities exchange, with the Securities and Exchange Commission or any successor agency, and (iv) all press releases concerning material financial aspects of the Borrower or any Subsidiary;

     (b) Promptly upon becoming aware that (i) the holder(s) of any note(s) or other evidence of indebtedness or other security of the Borrower or any Subsidiary in excess of $500,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (ii) any party to any Capitalized Lease Obligations has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (iii) any occurrence or non-occurrence of any event which constitutes or which with the passage of time or giving of notice or both could constitute a material breach by the Borrower or any Subsidiary under any material agreement or instrument other than this Agreement to which the Borrower or any Subsidiary is a party or by which any of their properties may be bound, or (iv) any event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

     (c) Promptly upon receipt thereof, information with respect to and copies of any notices received from any Governmental Authority relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with Applicable Laws, or might result in the payment of money by the Borrower or any Subsidiary in an amount of $5,000,000 or more in the aggregate, or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization;

     (d) Promptly upon receipt from any governmental agency, or any government, political subdivision or other entity, any material notice, correspondence, hearing, proceeding or order regarding or affecting the Borrower, any Subsidiary, or any of their properties or businesses; and

     (e) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Borrower and its Subsidiaries, as the Administrative Lender or any Lender may reasonably request.

     Section 6.5  Notice of Litigation, Default and Other Matters.  Prompt
                  -----------------------------------------------
notice of the following events after the Borrower has knowledge or notice thereof:

     (a) The commencement of all proceedings and investigations by or before any Governmental Authority, and all actions and proceedings in any court or before any arbitrator involving claims for damages (including punitive damages) in excess of $5,000,000 in the aggregate (after deducting the amount with respect to the Borrower or any Subsidiary is insured), against or in any other way relating directly to the Borrower, any Subsidiary, or any of their properties or businesses;

     (b) Promptly upon the happening of any condition or event which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto; and

     (c) Any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or prospective business of the Borrower or any Subsidiary, other than changes in the ordinary course of business which have not had and are not likely to have a Material Adverse Effect.

     Section 6.6  ERISA Reporting Requirements.
                  ----------------------------

     (a) Promptly and in any event (i) within 30 days after the Borrower or any member of its Controlled Group knows or has reason to know that any ERISA Event described in clause (a) of the definition of ERISA Event or any event described in Section 4063(a) of ERISA with respect to any Plan of the Borrower or any member of its Controlled Group has occurred, and (ii) within 10 days after the Borrower or any member of its Controlled Group knows or has reason to know that any other ERISA Event with respect to any Plan of the Borrower or any member of its Controlled Group has occurred or a request for a minimum funding waiver under Section 412 of the Code with respect to any Plan of the Borrower or any member of its Controlled Group, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of event that is given to the PBGC;

     (b) Promptly and in any event within three Business Days after receipt thereof by the Borrower or any member of its Controlled Group from the PBGC, copies of each notice received by the Borrower or any member of its Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

     (c) Promptly and in any event within 30 days after the filing thereof by the Borrower or any member of its Controlled Group with the United States Department of Labor or the Internal Revenue Service, copies of each annual report (including Schedule B thereto, if applicable) with respect to each Plan of which Borrower or any member of its Controlled Group is the "plan sponsor";

     (d) Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence the Borrower or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to Section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such member of its Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such member of its Controlled Group is taking or proposes to take with respect thereto;

     (e) Notification within 30 days of any material increases in the benefits of any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plans, or the commencement of contributions to any Plan to which the Borrower or any member of its Controlled Group was not previously contributing which would in either case result in a material liability to the Borrower;

     (f) Notification within three Business Days after the Borrower or any member of its Controlled Group knows or has reason to know that the Borrower or any such member of its Controlled Group has filed or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of
Section 4041(c) of ERISA and a copy of such notice; and

     (g) Promptly after receipt of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any member of its Controlled Group with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.


                                   ARTICLE 7

                              Negative Covenants
                              ------------------

     So long as any of the Obligations are outstanding and unpaid or the Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

     Section 7.1   Indebtedness.  The Borrower shall not, and shall not permit
                   ------------
Subsidiary to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Indebtedness, except:

     (a)  Indebtedness under the Loan Documents;

     (b)  Accounts payable incurred in the ordinary course of business;

     (c)  Guaranties to the extent permitted under Section 7.5 hereof;

     (d) Capitalized Lease Obligations and Indebtedness incurred to purchase assets in the ordinary course of business, together with Guaranties permitted pursuant to Section 7.5(f) hereof, not to exceed in aggregate amount 5% of Net Worth at any time of determination;

     (e)  Indebtedness existing on the Agreement Date which is described on
Schedule 6 hereto, including renewals (but no increases) thereof;
----------

     (f)  Subordinated Debt;

     (g) Indebtedness under the Prudential Borrower Notes and the Prudential Assumed Notes;

     (h)  Indebtedness under the Senior Notes;

     (i) Unsecured Indebtedness of the Borrower not otherwise permitted under this Section 7.1 in an aggregate principal amount outstanding not to exceed 25% of Net Worth at any time, provided that (A) immediately prior thereto and after the occurrence thereof there shall be no Default or Event of Default, the covenants, terms (excluding interest rate and fees) and provisions with respect to such Indebtedness are no more restrictive than the terms of this Agreement and the other Loan Documents and (B) no such Indebtedness shall have an original maturity date earlier than 180 days after the Maturity Date;

     (j) Indebtedness of the Borrower in respect of tax-exempt financing not to exceed $150,000,000 in aggregate principal amount outstanding at any time;

     (k)  Indebtedness in respect of the Convertible Subordinated Debentures;

     (l) Securitization Indebtedness incurred in respect of Securitizations permitted pursuant to Section 7.4(a)(ii) hereof and any repurchase obligations related to such Securitizations;

     (m) Indebtedness of the Borrower in respect of Interest Rate Protection Agreements; and

     (n) Indebtedness in respect of intercompany loans between and among any of the Borrower, any Guarantor and/or TXI Receivables Corporation, each of which such loans shall be evidenced by a promissory note, provided that obligations pursuant to such Indebtedness is subordinate to any Obligations under any of the Loan Documents in form and substance satisfactory to the Administrative Lender.

     Section 7.2  Liens.  The Borrower shall not, and shall not permit any
                  -----
Subsidiary to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens. Other than in respect of the Prudential Borrower Notes, the Prudential Assumed Notes, the Senior Notes and the Securitization Indebtedness, the Borrower shall not, and shall not permit any Subsidiary to, enter into a, or be subject to, a Negative Pledge Agreement; provided that any such permitted Negative Pledge Agreement with respect to the Securitization Indebtedness shall relate only to the assets pledged, purchased or acquired which are the subject of a Securitization permitted by Section 7.4(a) hereof.

     Section 7.3  Investments.  The Borrower shall not, and shall not permit any
                  -----------
Subsidiary to, make any Investment, except that the Borrower may purchase or otherwise acquire and own:

     (a) Marketable, direct obligations of, or guaranteed by, the United States of America or any agency thereof and maturing in three years or less of the date of purchase;

     (b) U.S. corporate debt obligations and certificates of deposits, bankers' acceptances repurchase agreements, remarketed certificates of participations and loan participations of domestic banks, variable rate demand notes and Eurodollar time deposits, each maturing not more than 1 year from the date of creation, issuance or purchase, and having a rating of P-1/A-1 or Baa3/BBB- or equivalent by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., a New York corporation, respectively;

     (c) Investments in one or more Subsidiaries or Persons which become Subsidiaries that (i)(A) are subject to the provisions hereof, and (B) are or immediately become party to the Subsidiary Guaranty or (C) the Investment in which does not exceed $2,000 or (ii) have been formed for the sole purpose of engaging in (A) a Securitization permitted by Section 7.4(a) hereof or (B) the issuance of the Convertible Trust Preferred Securities, the Investment in the Convertible Subordinated Debentures and only those other activities necessary or incidental thereto;

     (d) Accounts receivable that arise in the ordinary course of business and are payable on standard terms or which have been converted to a note receivable;

     (e)  Shares of any money-market mutual or similar fund listed on Schedule 7
                                                                     ----------
or any institutional grade money market fund of Fidelity, Federated or Dreyfus, or that is otherwise acceptable to the Determining Lenders;

     (f)  Investments in existence on the Agreement Date which are described on
Schedule 5 hereto;
----------

     (g) Venture Investments to the extent permitted pursuant to Section 7.6 hereof;

     (h) Investments which are Acquisitions permitted pursuant to Section 7.15 hereof;

     (i)  Investment in the Convertible Subordinated Debentures;

     (j) Investments in residual interests in any Securitization permitted pursuant to Section 7.4(a)(ii) hereof; and

     (k) Investments not otherwise permitted pursuant to this Section 7.3, but only to the extent permitted pursuant to Section 7.6 hereof.

     Section 7.4  Liquidation, Merger, New Subsidiaries.  The Borrower shall
                  -------------------------------------
not, and shall not permit any Subsidiary to, at any time:

     (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up; or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, properties or business, other than (i) assets sold in the ordinary course of business and (ii) sales or pledges of Accounts or interests in Accounts pursuant to Securitizations which would generate up to $125,000,000 in aggregate net proceeds during the term of this Agreement; or

     (b) enter into any merger or consolidation other than in respect of an Acquisition permitted pursuant to Section 7.15 hereof.

     Section 7.5  Guaranties.  The Borrower shall not, and shall not permit any
                  ----------
Subsidiary to, at any time make or issue any Guaranty, or assume, be obligated with respect to, or permit to be outstanding any Guaranty, of any obligation of any other Person except (a) the Subsidiary Guaranty, (b) the endorsement in the ordinary course of business of negotiable instruments for deposit or collection,
(c) Guaranties in respect of the Prudential Borrower Notes, the Prudential Assumed Notes and the Senior Notes, (d) the Preferred Securities Guarantee, (e) Guaranties in respect of Indebtedness otherwise permitted pursuant to Section
7.1 hereof, and (f) other Guaranties, not to exceed, together with the Indebtedness permitted pursuant to Section 7.1(d) hereof, in aggregate amount 5% of Net Worth at any time of determination.

     Section 7.6  Treasury Stock Purchases, Venture Investments and Other
                  -------------------------------------------------------
Investments.  The Borrower shall not, and shall not permit any Subsidiary to,
-----------
directly or indirectly (a) make any Treasury Stock Purchases in an aggregate amount for all Treasury Stock Purchases made after the Agreement Date in excess of 10% of Net Worth at any time outstanding or (b) make, acquire or own any Venture Investments and other Investments not otherwise permitted pursuant to clauses (a) through (j) of Section 7.3 hereof in an aggregate amount, together with all Treasury Stock Purchases,

Venture Investments, and such other Investments (excluding that portion of all such other Investments which are made with capital stock of the Borrower, provided that to the extent that capital stock of the Borrower is used to make an Investment in a Person which is not an Acquisition, (i) the Person in which such Investment is made shall be in the business described in Section 4.1(d) hereof and (ii) if the aggregate consideration for any such Investment exceeds 37,750,000, the Lenders shall have received written notice thereof at least 15 Business Days prior to the date of such Investment) made after the Agreement Date, in excess of 20% of Net Worth at any time; provided, however, notwithstanding the immediately preceding clause to the contrary, the Borrower shall make no Treasury Stock Purchase, Venture Investment or other Investment unless there shall exist no Default prior to or after giving effect to any such proposed Treasury Stock Purchase, Venture Investment or other Investment.

     Section 7.7  Affiliate Transactions.  The Borrower shall not, and shall not
                  ----------------------
permit any Subsidiary to, at any time engage in any transaction with an Affiliate, nor make an assignment or other transfer of any of its assets or properties to any Affiliate, on terms materially less advantageous to the Borrower or Subsidiary than would be the case if such transaction had been effected with a non-Affiliate (other than advances to employees in the ordinary course of business).

     Section 7.8  Compliance with ERISA.  The Borrower shall not, and shall not
                  ---------------------
permit any Subsidiary to, directly or indirectly, or permit any member of its Controlled Group to directly or indirectly, (a) terminate any Plan so as to result in any material (in the opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group taken as a whole, (b) permit to exist any ERISA Event, or any other event or condition which presents the risk of a material (in the opinion of the Determining Lenders) liability of the Borrower or any member of its Controlled Group taken as a whole, (c) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any material (in the opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group taken as a whole, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice which could result in any material (in the opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group taken as a whole, or (e) permit the present value of all benefit liabilities, as defined in Title IV of ERISA, under each Plan of the Borrower or any member of its Controlled Group (using the actuarial assumptions utilized by each such Plan) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan, by $100,000.

     Section 7.9  Leverage Ratio.  The Borrower shall not permit the Leverage
                  --------------
Ratio to exceed 3.50 to 1 at the end of any fiscal quarter.

     Section 7.10  Fixed Charge Coverage Ratio.  The Borrower shall not permit
                   ---------------------------
the Fixed Charge Coverage Ratio to be less than 2.00 to 1 at the end of any fiscal quarter.

     Section 7.11  Capitalization Ratio.  The Borrower shall not permit the
                   --------------------
Capitalization Ratio to exceed 0.60 to 1 at the end of any fiscal quarter.

     Section 7.12  Sale and Leaseback.  The Borrower shall not, and shall not
                   ------------------
permit any Subsidiary to, enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets.

     Section 7.13  Sale or Discount of Receivables.  The Borrower shall not, and
                   -------------------------------
shall not permit any Subsidiary to, directly or indirectly sell, with or without recourse, for discount or otherwise, any notes or accounts receivable (other than in respect of Securitizations to the extent permitted pursuant to Section 7.4(a)(ii) hereof).

     Section 7.14  Subordinated Debt.
                   -----------------

     (a) The Borrower shall not, and shall not permit any Subsidiary to, prepay, pay, redeem, purchase in any manner, or make any payment in respect of, or transfer any property in payment of or as security for the payment of, or establish any sinking fund, reserve or analogous fund for the redemption, retirement, prepayment or repayment of, any principal of, interest on, or any fees or other amounts related to, any Subordinated Debt; provided, however, notwithstanding the immediately preceding, the Borrower and any Subsidiary may make any regularly scheduled payments of interest on Subordinated Debt unless there shall exist a Default or Event of Default immediately prior to or after giving effect to any such proposed payment of interest.

     (b) The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, amend, modify, supplement, waive compliance with, or assent to noncompliance with, any term, provision or condition of any of the documents governing or evidencing the Subordinated Debt, which (i) the Lenders deem material (including, without limitation, relating to events of default, acceleration rights, interest rates, maturity date, subordination and covenants) or (ii) places any further restrictions on the Borrower or any Subsidiary, or increases the obligations of the Borrower or any Subsidiary thereunder, or confers on the holders thereof any additional rights.

     Section 7.15  Acquisitions.  The Borrower shall not, and shall not permit
                   ------------
any Subsidiary to, make any Acquisitions; provided, however, if immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default and the Borrower or any such Subsidiary may make Acquisitions so long as (a) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (b) if the aggregate consideration for any Acquisition (including any Indebtedness or Operating Leases assumed in connection therewith) exceeds $75,000,000, (i) the Lenders shall have received written notice at least 15 Business Days prior to the date of such Acquisition, and (ii) the Administrative Lender shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition, (c) the assets, property or business acquired shall be in the business described in Section 4.1(d) hereof, and (d) if such Acquisition results in a Subsidiary, (i) such Subsidiary shall have executed and delivered a Subsidiary Guaranty of the Obligations and (ii) the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall reasonably request in connection with the actions described in clause (d)(i) above.


                                   ARTICLE 8

                                    Default
                                    -------

     Section 8.1  Events of Default.  Each of the following shall constitute an
                  -----------------
Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

     (a) Any representation or warranty made under any Loan Document shall prove to have been incorrect or misleading in any material respect when made or deemed to have been made;

     (b) The Borrower shall default in the payment of (i) any interest under any Note or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under the Loan Documents, when due, which Default is not cured within one Business Day from the date such payment became due by payment of such late amount, or (ii) any principal under any of the Notes when due;

     (c) The Borrower or any Subsidiary shall default in the performance or observance of any agreement or covenant contained in Section 2.5(c), 5.1, 5.9,
6.6 or Article 7 hereof;

     (d) The Borrower or any Subsidiary shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of 30 days after the earlier of notice from the Administrative Lender thereof or actual notice thereof by the Borrower or such Subsidiary;

     (e) There shall occur any default or breach in the performance or observance of any agreement or covenant (after the expiration of any applicable grace period) in any of the Loan Documents (other than this Agreement);

     (f) There shall be commenced an involuntary proceeding or an involuntary petition shall be filed in a court having competent jurisdiction seeking (i) relief in respect of the Borrower or any Subsidiary, or a substantial part of the property or the assets of the Borrower or such Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or similar law, (ii) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any Subsidiary, or of any substantial part of their respective properties, or (iii) the winding-up or liquidation of the affairs of the Borrower or any Subsidiary, and any such proceeding or petition shall continue unstayed and in effect for a period of sixty consecutive days;

     (g) The Borrower or any Subsidiary shall (i) file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any Subsidiary or of any substantial part of their respective properties, (iii) file an answer admitting the material allegations filed against it in any such proceeding, (iv) make a general assignment for the benefit of creditors, (v) become unable, admit in writing its inability, or fail generally, to pay its debts as they become due, or the Borrower or any Subsidiary shall take any action in furtherance of any such action;

     (h) A final judgment or judgments shall be entered by any court against the Borrower or any Subsidiary for the payment of money which exceeds $50,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any Subsidiary which, together with all other such property of the Borrower and its Subsidiaries subject to other such process, exceeds in value $50,000 in the aggregate, and if such judgment or award is not insured or, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

     (i) With respect to any Plan of the Borrower or any member of its Controlled Group: (i) the Borrower, any such member, or any other party-in-interest or disqualified person shall engage in transactions which in the aggregate would reasonably result in a direct or indirect liability to the Borrower or any member of its Controlled Group in excess of $1,000,000 under
Section 409 or 502 of ERISA or Section 4975 of the Code; (ii) the Borrower or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in Section 412 of the Code, in the aggregate in excess of $1,000,000, or request a funding waiver from the Internal Revenue Service for contributions in the aggregate in excess of $1,000,000; (iii) the Borrower or any member of its Controlled Group shall incur any withdrawal liability in the aggregate in excess of $1,000,000 as a result of a complete or partial withdrawal within the meaning of Section 4203 or 4205 of ERISA, or any other liability with respect to a Plan in excess of $1,000,000, unless the amount of such liability has been funded within the Plan or pursuant to one or more insurance contracts; (iv) the Borrower or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; (v) the Borrower, any member of its Controlled Group or any Plan sponsor shall notify the PBGC of an intent to terminate, or the PBGC shall institute proceedings to terminate, or the PBGC shall institute proceedings to terminate, any Plan subject to Title IV of ERISA; (vi) a Reportable Event shall occur with respect to a Plan subject to Title IV of ERISA, and within 15 days after the reporting of such Reportable Event to the Administrative Lender, the Administrative Lender shall have notified the Borrower in writing that the Determining Lenders have made a determination that, on the basis of such Reportable Event, there are reasonable grounds for the termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan and as a result thereof an Event of Default shall have occurred hereunder; (vii) a trustee shall be appointed by a court of competent jurisdiction to administer any Plan or the assets thereof; (viii) the benefits of any Plan shall be increased, or the Borrower or any member of its Controlled Group shall begin to maintain, or begin to contribute to, any Plan, without the prior written consent of the Determining Lenders; or (ix) any ERISA Event with respect to a Plan subject to Title IV of ERISA shall have occurred, and 30 days thereafter (A) such ERISA Event, other than such event described in clause (f) of the definition of ERISA Event herein, (if correctable) shall not have been corrected and (B) the then present value of such Plan's benefit liabilities, as defined in Title IV of ERISA, shall exceed the then current value of assets accumulated in such Plan; provided, however, that the events listed in subsections (v) through (ix) shall constitute Events of Default only if, as of the date thereof or any subsequent date, the amount of liability that the Borrower or any member of its Controlled Group reasonably is likely to incur in the aggregate under Section 4062, 4063, 4064, 4219 or 4023 of ERISA or any other provision of law with respect to all such Plans, computed by the actuary of the Plan taking into account any applicable rules and regulations of the PBGC at such time, and based on the actuarial assumptions used by the Plan, resulting from or otherwise associated with such event exceeds $1,000,000;

     (j) All or any material portion of the Loan Documents shall be the subject of any proceeding instituted by any Person other than a Lender (except in connection with any Lender's exercise of any remedies under the Loan Documents), or there shall exist any litigation or threatened litigation with respect to any of the Loan Documents, or any Person shall challenge in any manner whatsoever the validity or enforceability of all or any portion of the Loan Documents;

     (k) The Borrower or any Subsidiary shall default in the payment when due with respect to any Indebtedness in an aggregate amount of $1,000,000 or more beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period (or any event thereunder shall occur and be continuing), if the effect of such default or event is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to (i) cause such Indebtedness to become due prior to its date of maturity or (ii) require the Borrower or any of its Subsidiaries to purchase or redeem such Indebtedness;

     (l) Any material Necessary Authorization shall be revoked; or there shall occur a material default under any material Necessary Authorization by the Borrower or any Subsidiary beyond any applicable grace period; or any proceedings shall in any way be brought by any Person to challenge the validity or enforceability of any material Necessary Authorization or seeking the revocation, suspension or cancellation of such material Necessary Authorization and such proceeding is not contested in good faith by appropriate proceedings;

     (m) Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Lender or any Lender) in all material respects, or any such party shall so state in writing;

     (n)  A Change of Control shall occur; or

     (o) The Borrower or any Subsidiary shall default in the payment when due of any obligations in respect of the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures (other than a valid extension of any interest payment period with respect thereto), or the Borrower or any Subsidiary shall default in the performance of any agreement or instrument governing the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures or under which the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures are created or evidenced beyond any applicable grace period (or any event thereunder shall occur and be continuing), if the effect of such default or event is to permit or cause the holders of the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures (or trustee on behalf of any such holder) to (i) cause any obligation in respect of the Convertible Trust Preferred Securities or the Convertible Subordinated Debentures to become due prior to its maturity date or the date otherwise established for such obligation to be satisfied, (ii) require the Borrower or any of its Subsidiaries to prepay, purchase or redeem the Convertible Trust Preferred Securities or (iii) require any payment to be made under the Preferred Securities Guarantees.

     Section 8.2  Remedies.  If an Event of Default shall have occurred and
                  --------
shall be continuing:

     (a) With the exception of an Event of Default specified in Section 8.1(f) or (g) hereof, the Administrative Lender shall, upon the direction of the Determining Lenders, terminate the commitment to make Advances and issue Letters of Credit and/or declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

     (b) Upon the occurrence of an Event of Default specified in Section 8.1(f) or (g) hereof, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the commitment to make Advances and issue Letters of Credit shall forthwith terminate, all without any action by the Administrative Lender, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

     (c) If any Letter of Credit shall be then outstanding, the Administrative Lender may (or, upon the direction of the Determining Lenders, shall) demand upon the Borrower to, and forthwith upon such demand (but in the case of an Event of Default specified in Section 8.1(f) or (g) hereof, without any demand or taking of any other action by the Administrative Lender or any Lender), the Borrower shall, pay to the Administrative Lender in same day funds at the office of the

Administrative Lender in such demand for deposit in the L/C Cash Collateral Account, an amount equal to 102% of the maximum amount available to be drawn under the Letters of Credit then outstanding.

     (d) Subject to the terms and provisions of the Loan Documents, the Administrative Lender and the Lenders may exercise all of the post-default rights granted to them under the Loan Documents or under Applicable Law.

     (e) The rights and remedies of the Administrative Lender and the Lenders hereunder shall be cumulative, and not exclusive.


                                   ARTICLE 9

                           Changes in Circumstances
                           ------------------------

     Section 9.1  LIBOR Basis Determination Inadequate.  If with respect to any
                  ------------------------------------
proposed LIBOR Advance for any Interest Period, any Lender determines that (i) deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the LIBOR Basis for such proposed LIBOR Advance does not adequately cover the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender shall forthwith give notice thereof to the Borrower, whereupon until such Lender notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make LIBOR Advances shall be suspended.

     Section 9.2  Illegality.  If any applicable law, rule or regulation, or any
                  ----------
change therein or adoption thereof, or interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Advances or Bid Rate Advances, such Lender shall so notify the Borrower and the Administrative Lender. Before giving any notice to the Borrower pursuant to this Section, the notifying Lender shall designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Lender, be materially disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of each LIBOR Advance or Bid Rate Advance owing to the notifying Lender, together with accrued interest thereon, on either (a) the last day of the Interest Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or (b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day. Concurrently with repaying each affected LIBOR Advance owing to such Lender, notwithstanding anything contained in Article 2 hereof, the Borrower shall borrow a Base Rate Advance from such Lender, and such Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment, and such Base Rate Advance shall be payable on the same date or dates as the affected LIBOR Advances of such Lender would have otherwise been due and payable but for this Section 9.2.

     Section 9.3  Increased Costs.
                  ---------------

     (a) If any applicable law, rule or regulation, or any change in or adoption of any law, rule or regulation, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

          (i) shall subject a Lender (or its LIBOR Lending Office) to any Tax (net of any tax benefit engendered thereby) with respect to its LIBOR Advances, Bid Rate Advances or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or to its LIBOR Lending Office) of the principal of or interest on its LIBOR Advances, Bid Rate Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in the rate of tax on the overall net income, net worth or capital of the Lender and franchise taxes, doing business taxes or minimum taxes imposed upon such Lender); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender's LIBOR Lending Office or shall impose on the Lender (or its LIBOR Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its LIBOR Advances or Bid Rate Advances or its obligation to make such Advances;

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances or Bid Rate Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, by an amount deemed by a Lender to be material, then, within 15 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such increased costs or reduced amounts, subject to Section 11.9 hereof. The affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the affected Lender made in good faith, be disadvantageous to such Lender.

     (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances or Bid Rate Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under
Section 2.9 hereof. Concurrently with prepaying such LIBOR Advances, the Borrower shall borrow a Base Rate Advance from the Lender, and the Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment, and such Base Rate Advance shall be payable on the same date or dates as the LIBOR Advances of such Lender would have otherwise been due and payable but for this
Section 9.3.

     Section 9.4    Base Rate Advances Rather than LIBOR Advances. If notice has
                    ---------------------------------------------
been given pursuant to Section 9.1, 9.2 or 9.3 hereof suspending the obligation of a Lender to make LIBOR Advances, or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Base Rate Advances, which shall be payable on the same date or dates as the LIBOR Advances made by the other Lenders.

     Section 9.5    Capital Adequacy.  If either (a) the introduction of or any
                    ----------------
change in or in the interpretation of any law, rule or regulation or (b) compliance by a Lender with any law, rule or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender, and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's Commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, upon demand by such Lender, subject to Section 11.9, the Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances, to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's Commitment hereunder. A certificate as to such amounts submitted to the Borrower by a Lender hereunder, shall, in the absence of manifest error, be conclusive and binding for all purposes.

                                  ARTICLE 10

                            Agreement Among Lenders
                            -----------------------

     Section 10.1   Agreement Among Lenders.  The Lenders agree among themselves
                    -----------------------
that:

     (a)  Administrative Lender.  Each Lender hereby appoints the Administrative
          ---------------------
Lender as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Documents; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, unless and until the Administrative Lender shall have received such requests, the Administrative Lender may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents received from the Borrower, and each payment (in like funds received) with respect to any of such Lender's Advances, fee or other amount; and to deliver to the Borrower requests, demands, approvals and consents received from the Lenders. Administrative Lender agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower. The Administrative Lender shall have no trustee or other fiduciary relationship in respect of any Lender by reason of this Agreement or any other Loan Document. The duties of the Administrative Lender are mechanical and administrative in nature.

     (b)  Replacement of Administrative Lender. Should the Administrative Lender
          ------------------------------------
or any successor Administrative Lender ever cease to be a Lender hereunder, or should the Administrative Lender or any successor Administrative Lender ever resign as Administrative Lender, or should the Administrative Lender or any successor Administrative Lender ever be removed with cause by the Determining Lenders, then the Lender appointed by the other Lenders shall forthwith become the Administrative Lender, and the Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change. Any resignation or removal of the Administrative Lender or any successor Administrative Lender shall become effective upon the appointment by the Lenders of a successor Administrative Lender; provided, however, that if the Lenders fail for any reason to appoint a successor within 60 days after such removal or resignation, the Administrative Lender or any successor Administrative Lender (as the case may be) shall thereafter have no obligation to act as Administrative Lender hereunder. Notwithstanding any Administrative Lender's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Lender hereunder.

     (c)  Expenses.  Each Lender shall pay its pro rata share, based on its
          --------
Specified Percentage, of any expenses paid by the Administrative Lender directly and solely in connection with any of the Loan Documents if Administrative Lender does not receive reimbursement therefor from other sources within 60 days after the date incurred, unless payment of such fees is being diligently disputed by such Lender or the Borrower in good faith. Any amount so paid by the Lenders to the Administrative Lender shall be returned by the Administrative Lender pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Lender.

     (d)  Delegation of Duties. The Administrative Lender may execute any of its
          --------------------
duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

     (e)  Reliance by Administrative Lender.  The Administrative Lender and its
          ---------------------------------
officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected the Administrative Lender. The Administrative Lender may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof.

     (f)  Limitation of Administrative Lender's Liability.  Neither the
          -----------------------------------------------
Administrative Lender nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Lender shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Lender shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its satisfaction against loss, cost, liability and expense. The Administrative Lender shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Documents, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Documents, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Documents on the part of the Borrower. TO THE EXTENT NOT REIMBURSED BY THE BORROWER, EACH LENDER HEREBY JOINTLY AND SEVERALLY INDEMNIFIES AND HOLDS HARMLESS THE ADMINISTRATIVE LENDER, PRO RATA ACCORDING TO ITS SPECIFIED PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND/OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THE ADMINISTRATIVE LENDER (IN ITS CAPACITY AS ADMINISTRATIVE LENDER AND NOT AS A LENDER) IN ANY WAY WITH RESPECT TO ANY LOAN DOCUMENTS OR ANY

ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE LENDER IN ITS CAPACITY AS ADMINISTRATIVE LENDER AND NOT AS A LENDER UNDER THE LOAN DOCUMENTS (INCLUDING ANY NEGLIGENT ACTION OF THE ADMINISTRATIVE LENDER), EXCEPT TO THE EXTENT THE SAME RESULT FROM GROSS NEGLIGENCE OR WILFUL MISCONDUCT BY THE ADMINISTRATIVE LENDER.

     (g)  Liability Among Lenders.  No Lender shall incur any liability (other
          -----------------------
than the sharing of expenses and other matters specifically set forth herein and in the other Loan Documents) to any other Lender, except for acts or omissions in bad faith.

     (h)  Rights as Lender.  With respect to its commitment hereunder, the
          ----------------
Advances made by it and Note issued to it, the Administrative Lender shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Lender, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Lender in its individual capacity. The Administrative Lender or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Lender were not the Administrative Lender hereunder and without any duty to account therefor to the Lenders.

     Section 10.2   Lender Credit Decision. Each Lender acknowledges that it
                    ----------------------
has, independently and without reliance upon the Administrative Lender or any other Lender and based upon the financial statements referred to in Sections 4.1(j), 6.1 and 6.2 hereof, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     Section 10.3   Benefits of Article.  None of the provisions of this Article
                    -------------------
shall inure to the benefit of any Person other than Lenders; consequently, no Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Administrative Lender or any Lender to comply with such provisions.

                                  ARTICLE 11

                                 Miscellaneous
                                 -------------

     Section 11.1   Notices.
                    -------

     (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or one day after being delivered to the telegraph office or sent out by telex addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

          (i)    If to the Borrower, at:

                 Texas Industries, Inc.
                 1341 West Mockingbird Lane
                 Dallas, Texas 75247
                 Attn:  Treasurer

                 with a copy to:

                 Texas Industries, Inc.
                 1341 West Mockingbird Lane
                 Dallas, Texas  75247
                 Attn:  Vice President-General Counsel

          (ii)   If to the Administrative Lender, at:

                 NationsBank, N.A.
                 901 Main Street, 67th Floor
                 Dallas, Texas  75202
                 Attn:  Tom Blake, Senior Vice President

          (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

     (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

     Section 11.2   Expenses.  The Borrower shall promptly pay:
                    --------
     (a) all reasonable out-of-pocket expenses of the Administrative Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of Advances and the issuance of Letters of Credit hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

     (b) all reasonable out-of-pocket expenses and attorneys' fees of the Administrative Lender in connection with the administration of the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lenders relating to this Agreement or the other Loan Documents; and

     (c) all costs, out-of-pocket expenses and attorneys' fees of the Administrative Lender and each Lender (including reasonable allocated costs of in-house counsel of any Lender) incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Documents, and all costs and out-of-pocket expenses of collection if default is made in the payment of the Notes, which in each case shall include without limitation fees and expenses of consultants, counsel for the Administrative Lender and any Lender, and administrative fees for the Administrative Lender.

     Section 11.3   Waivers.  The rights and remedies of the Lenders under this
                    -------
Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Lender or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance and the Issuing Bank expressly reserves the right to require strict compliance with the terms of this Agreement in connection with any issuance of a Letter of Credit. In the event that any Lender decides to fund an Advance or the Issuing Bank decides to issue a Letter of Credit at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or by the Issuing Bank to issue any additional Letters of Credit or preclude the Lenders from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Lender or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Lender or any of the Lenders are a party thereto, relating to the Borrower.

     Section 11.4   Determination by the Lenders Conclusive and Binding.  Any
                    ---------------------------------------------------
material determination required or expressly permitted to be made by the Administrative Lender or any Lender under this Agreement shall be made in its reasonable judgment and in good faith, and shall when made, absent manifest error, be conclusive and binding on all parties.

     Section 11.5   Set-Off.  In addition to any rights now or hereafter granted
                    -------
under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender and any subsequent holder of any Note, and any assignee or participant in any Note is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or holder to or for the credit or the account of the Borrower, against and on account of the Obligations and other liabilities of the Borrower to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or (b) the Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by Section 8.2 and although such obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by any Lender or by any assignee, participant or subsequent holder of any Note shall be subject to pro rata treatment of all Obligations and other liabilities hereunder.

     Section 11.6   Assignment.
                    ----------

     (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of the Lenders.

     (b) No Lender shall be entitled to assign its interest in this Agreement, its Notes or its Advances, except as hereinafter set forth.

     (c) A Lender may at any time sell participations in all or any part of its Advances (collectively, "Participations") to any banks or other financial
                         --------------
institutions ("Participants") provided that such Participation shall not confer
               ------------
on any Person (other than the parties hereto) any right to vote on, approve or sign amendments or waivers, or any other independent benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents, other than the right to vote on, approve, or sign amendments or waivers or consents with respect to items that would result in (i) any increase in the commitment of any Participant; or (ii)(A) the extension of the date of maturity of, or (B) the extension of the due date for any payment of principal, interest or fees respecting, or (C) the reduction of the amount of any installment of principal or interest on or the change or reduction of any mandatory reduction required hereunder, or (D) a reduction of the rate of interest on, the Advances, the Letters of Credit, or the Reimbursement Obligations, or change in Applicable Margin; or (iii) the release of security for or guaranty of the Obligations; or (iv) the reduction of any fees payable hereunder. Notwithstanding the foregoing, the Borrower agrees that the Participants shall be entitled to the benefits of Article 9 and Section 11.5 hereof as though they were Lenders and the Lenders may provide copies of all financial information received from the Borrower to such Participants. To the fullest extent it may effectively do so under Applicable Law, the Borrower agrees that any Participant may exercise any and all rights of banker's lien, set-off and counterclaim with respect to this Participation as fully as if such Participant were the holder of the Advances in the amount of its Participation. Any Lender selling a Participation hereunder shall give prompt notice thereof to the Borrower and the Administrative Lender.

     (d) Each Lender may assign to one or more Eligible Assignees its rights and obligations under this Agreement and the other Loan Documents; provided,
                                                                   --------
however, that (i) each such assignment shall be of a constant, and not a
-------
varying, percentage of the Lender's rights and obligations under this Agreement (excluding, however, any Bid Rate Advances), (ii) the amount of such assigning Lender's portion of the Commitment, Advances and Reimbursement Obligations being assigned pursuant to each such assignment (determined as of the date of the assignment with respect to such assignment) shall in no event be less than the lesser of (A) $10,000,000, or (B) the applicable Lender's portion of the Commitment, (iii) the applicable Lender, Administrative Lender and applicable Eligible Assignee shall execute and deliver to the Administrative Lender an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially
                                         --------------------
the form of Exhibit E hereto, together with the Notes subject to such
            ---------
assignment, (iv) the Eligible Assignee or the Lender executing the Assignment, as the case may be, shall deliver to the Administrative Lender a processing fee of $3,500, and (v) unless waived by the Borrower, the Administrative Lender shall give the Borrower notice of any proposed assignment no later than 10 days prior to any assignment by any Lender. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof, (A) the Eligible Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Lender hereunder and
(B) the applicable Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish such rights and be released from such obligations under this Agreement, except those rights that expressly survive termination of this Agreement.

     (e) Notwithstanding anything in clause (d) above to the contrary, any Lender may assign and pledge all or any portion of its Advances and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

     (f) Upon its receipt of an Assignment Agreement executed by a Lender and an Eligible Assignee, and any Note subject to such assignment, the Borrower shall, within three Business Days after its receipt of such Assignment Agreement, at its own expense, execute and deliver to the Administrative Lender in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the portion of the Advances, Reimbursement Obligations and Commitment assigned to it pursuant to such Assignment Agreement and a new Note to the order of the assigning Lender in an amount equal to the portion of the Advances and Commitment retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A hereto.
                                          ---------

     (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.6, disclose to the Eligible Assignee or Participant or proposed Eligible Assignee or Participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower.

     (h) Except as specifically set forth in this Section 11.6, nothing in this Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan documents.

     (i) Notwithstanding anything in this Section 11.6 to the contrary, no Eligible Assignee or Participant shall be entitled to receive any greater payment under Section 2.15 or Section 9.3 than such assigning or participating Lender would have been entitled to receive with respect to the interest assigned or participated to such Eligible Assignee or Participant.

     Section 11.7   Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 11.8   Severability. Any provision of this Agreement which is for
                    ------------
any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 11.9   Interest and Charges.  It is not the intention of any
                    --------------------
parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Maximum Amount. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, the Borrower and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the

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entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Documents.

     Section 11.10  Headings. Headings used in this Agreement are for
                    --------
convenience only and shall not be used in connection with the interpretation of any provision hereof.

     Section 11.11  Amendment and Waiver.  The provisions of this Agreement or
                    --------------------
 any other Loan Document may not be amended, modified or waived except by the written agreement of the Borrower and the Determining Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Lenders, if it would (i) increase the Commitment or the Specified Percentage of any Lender, or (ii) extend the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal or interest on, or reduce the rate of interest on, any Advance, the Reimbursement Obligations or other amount owing under any Loan Documents, or (iii) release any security for or guaranty of the Obligations (except pursuant to this Agreement), or (iv) reduce the fees payable hereunder, or (v) revise this Section 11.11, or (vi) waive the date for payment of any of the Obligations, or (vii) amend the definition of Determining Lenders or otherwise alter the percentage of Lenders necessary to take action under any of the Loan Documents; (b) without the consent of the Administrative Lender, if it would alter the rights, duties or obligations of the Administrative Lender; or (c) without the consent of the Issuing Bank, if it would alter the rights, duties or obligations of the Issuing Bank. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Lender and, in the case of an amendment, by the Borrower.

     Section 11.12  Exception to Covenants.  Neither the Borrower nor any
                    ----------------------
Subsidiary shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

     Section 11.13  No Liability of Issuing Bank.  The Borrower assumes all
                    ----------------------------
risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any Lender nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit, except for any payment made upon the Issuing Bank's gross negligence or willful misconduct; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a
                                         ------
claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 11.14  Confidentiality.  Each Lender and the Administrative Lender
                    ---------------
agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Lenders or the Administrative Lender, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Lender or the Administrative Lender, (c) to bank examiners, auditors or accountants of any Lender, (d) to the Administrative Lender, any other Lender or any affiliate of any Lender, or any other officer, director, employee, agent or advisor of any Lender or any affiliate of any Lender, (e) in connection with any litigation to which any one or more of Lenders is a party,
(f) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document; provided, further, that, unless specifically prohibited by Applicable Law or court order, each Lender shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such not-public information (i) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Lender's financial condition by such governmental agency) or
(ii) pursuant to legal process, or (g) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to handle such information confidentially.

     Section 11.15  No Duties of Co-Agents.  The Borrower and the Lenders
                    ----------------------
acknowledge that the Co-Agents have no duties, responsibilities or liabilities in their capacities as Co-Agents hereunder.

     Section 11.16  GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS
                    -------------
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY

THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, IT IS AGREED THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Section 11.17  WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE
                    --------------------
ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

     Section 11.18  ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE
                    ----------------
OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                                      -80-
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     IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

                                    TEXAS INDUSTRIES, INC.



                                    By:  ____________________________
                                         Kenneth R. Allen
                                         Treasurer

                                      -81-